                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


     Filed by the registrant  |X|
     Filed by a party other than the Registrant  |_|

     Check the appropriate box:
     |_| Preliminary proxy statement:
     |_| Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
     |X| Definitive proxy statement
     |_| Definitive additional materials
     |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              musicmaker.com, Inc.
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     |X| No fee required.
     |_| Fee computed on table below per Exchange Act
         Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     |_| Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing party:

     (4) Date filed:

                              MUSICMAKER.COM, INC.
                        c/o Barington Capital Group, L.P.
                         888 Seventh Avenue, 17th Floor
                               New York, NY 10019

                                                                     May 3, 2002


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders which will be held on June 11, 2002, at 10:00 a.m., local time, at the Offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022.

         The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

         After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the prepaid envelope to ensure that your shares will be represented at the meeting. If you have any questions or need assistance in voting your shares, please call our proxy solicitor:

                              D.F. King & Co., Inc.
                    77 Water Street New York, New York 10005
                  Banks and Brokers call collect: 212-269-5550
                    All others call toll free: (800) 488-8095


         A copy of the Company's Annual Report on Form 10-K (as amended) for the year ended December 31, 2001 is enclosed.

         The Board of Directors looks forward to seeing you at the meeting.


                                     Sincerely yours,


                                     /s/ James A. Mitarotonda
                                     -------------------------------------
                                     James A. Mitarotonda
                                     President and Chief Executive Officer

                              MUSICMAKER.COM, INC.
                        c/o Barington Capital Group, L.P.
                         888 Seventh Avenue, 17th Floor
                               New York, NY 10019

                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 11, 2002

                               -------------------


TO THE STOCKHOLDERS OF MUSICMAKER.COM, INC.:

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of musicmaker.com, Inc. (the "Company"), will be held on June 11, 2002 at 10:00 a.m., local time, at the Offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, for the following purposes:

         1. To consider and vote upon a proposal to amend the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split followed by a forward stock split of the Company's common stock;

         2. To consider and vote upon a proposal to amend the Company's Amended and Restated Certificate of Incorporation to remove the classification of the Board of Directors;

         3. To elect three Class B directors and two Class C directors to serve on the Board of Directors until the next annual meeting of stockholders;

         4. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to change the name of the Company;

         5. To approve an amendment to the Company's Restated Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of the Company's common stock from 100 million to 25 million;

         6. To ratify the selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2002;

         7. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

         All of the foregoing are more fully set forth in the Proxy Statement accompanying this Notice.

         The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (as amended), is being mailed to stockholders along with the attached proxy statement.

         The Board of Directors has fixed the close of business on April 26, 2002, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. All holders of record of shares of the Company's common stock will be entitled to attend, and vote at, the Annual Meeting.

         A complete list of stockholders entitled to vote will be available for examination by any stockholder of the Company for any purpose germane to the Annual Meeting during normal business hours at the offices of the Company, 888 Seventh Avenue, 17th Floor, New York, New York 10019, for the 10-day period prior to the Annual Meeting.

         Stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please mark, date, sign and return the enclosed proxy to ensure that your shares are represented at the Annual Meeting. Stockholders who attend the Annual Meeting may vote their shares personally, even though they have sent in proxies.

         The transfer books of the Company will close as of the end of business on April 26, 2002, for purposes of determining stockholders who are entitled to notice of and to vote at the Annual Meeting, but will not be closed for any other purpose.

May 3, 2002
New York, New York

                                 By Order of the Board of Directors


                                 /s/ James A. Mitarotonda
                                 -------------------------------------
                                 James Mitarotonda
                                 President and Chief Executive Officer




--------------------------------------------------------------------------------
IMPORTANT: Please mark, date, sign and return the enclosed proxy as soon as possible. The proxy is revocable and it will not be used if you give written notice of revocation to the Secretary of the Company at c/o Barington Capital Group, L.P., 888 Seventh Avenue, 17th Floor, New York, New York 10019, prior to the vote to be taken at the Annual Meeting, if you lodge a later-dated proxy or if you attend and vote at the Annual Meeting.
--------------------------------------------------------------------------------

                              MUSICMAKER.COM, INC.
                               888 Seventh Avenue
                                   17th Floor
                            New York, New York 10019
                                  212-974-5730

                         Annual Meeting of Stockholders
                                  June 11, 2002

                               -------------------

                                 PROXY STATEMENT

                               -------------------

                 Information Concerning Solicitation and Voting

General

         The proxy accompanying this Proxy Statement is solicited by the Board of Directors of musicmaker.com, Inc., a Delaware corporation (the "Company" or "musicmaker"), for use at the Annual Meeting of Stockholders to be held on June 11, 2002 at 10:00 a.m., local time, at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, and at any adjournment or adjournments thereof (the "Annual Meeting"). All proxies in the accompanying form which are properly executed and duly returned will be voted in accordance with the instructions specified therein. If no instructions are given, such proxies will be voted FOR each of the proposals described in this Proxy Statement and in the discretion of the proxies named on the card with respect to any other matters properly brought before the Annual Meeting. A proxy may be revoked at any time before it is exercised by written revocation, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting.

         Only holders of record of the Company's common stock, par value $0.01 per share ("Common Stock"), at the close of business on April 26, 2002 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, 3,313,996 shares of Common Stock were issued and outstanding. Proposal 3, the election of the Class B and Class C directors will require an affirmative vote of a plurality of the votes of shares of the Company's Common Stock present in person or represented by proxy at the meeting and entitled to vote. Proposals 1, 2, 4, and 5 will require the affirmative vote of a majority of the shares of the Company's Common Stock outstanding and entitled to vote thereon. Proposal 6 will require the affirmative vote of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the meeting and entitled to vote therein.

         Abstentions and broker non-votes are treated as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum. However, abstentions and broker non-votes will not be counted for the purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Therefore, abstentions and broker non-votes will not affect the determination as to whether the requisite number of votes cast has been obtained with respect to a particular proposal.

         Proxies may be solicited by the Company by mail, advertisement, telephone, facsimile, telegraph, and personal solicitation. The Company will be principally responsible for soliciting proxies and certain of the Company's officers, directors and other employees will solicit proxies and perform secretarial work in connection with the solicitation of proxies, for which no additional compensation will be paid. Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward musicmaker's solicitation material to their customers for whom they hold shares. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding proxy materials to the beneficial owners of the Company's Common Stock and obtaining voting instructions from beneficial owners of the Company's Common Stock. musicmaker has retained D.F. King & Co., Inc. to assist in the solicitation of proxies and for related services. musicmaker will pay D.F. King & Co., Inc. a fee of up to $5,000 and has agreed to reimburse it for its reasonable out-of-pocket expenses. In addition, the Company has also agreed to indemnify D.F. King & Co., Inc. against certain liabilities and expenses, including liabilities and expenses under the federal securities laws. D.F. King & Co. will provide, among other things, data compilation, mailing, answering stockholder questions, calling stockholders and contacting brokers.

         The entire expense of printing, preparing, assembling and mailing proxy materials and the cost of soliciting proxies will be borne by the Company.

         This Proxy Statement and the accompanying proxy, together with a copy of the Company's Annual Report on Form 10-K (as amended) for the fiscal year ended December 31, 2001, are being mailed to stockholders on or about May 3, 2002.

--------------------------------------------------------------------------------
IMPORTANT: WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT YOUR SHARES OF COMMON STOCK WILL BE VOTED. THIS WILL NOT LIMIT YOUR RIGHT TO ATTEND OR VOTE AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                                  PROPOSAL ONE

         The Board of Directors has unanimously adopted, and recommends that the stockholders approve, a reverse 1-for-100 stock split followed immediately by a forward 100-to-1 stock split of musicmaker's Common Stock. As permitted under Delaware state law, stockholders whose shares of stock are converted into less than 1 share in the reverse split will be converted into the right to receive a cash payment. We refer to the reverse and forward stock splits, together with the related cash payments to stockholders with small holdings, as the "Reverse/Forward Split." The company believes the Reverse/Forward Split will result in significantly reduced stockholder record keeping and mailing expenses, and provide holders of fewer than 99 shares with a cost-effective way to cash out their investments efficiently.

         If approved the Reverse/Forward Split is expected to take place on July 12, 2002. The form of proposed amendments to musicmaker's Amended and Restated Certificate of Incorporation necessary to effect the Reverse/Forward Split are attached to this proxy statement as Exhibit A. Certain highlights of the Reverse/Forward Split are as follows:

         If approved at the Annual Meeting, the Reverse/Forward Split will affect musicmaker Common Stockholders as follows after completion:


-----------------------------------------------------------------------------------------
     Common Stock Holders Before             Net Effect After Completion of the
        Reverse/Forward Split                       Reverse/Forward Split
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Registered stockholders holding 100 or       None
more shares of Common Stock.
-----------------------------------------------------------------------------------------
Registered stockholders holding fewer        Shares will be converted into the right
than 100 shares of Common Stock.             to receive cash at a price based on the
                                             trading value of the shares at the time
                                             (see "Determination of Cash-out Price" at
                                             page 8). You will not have to pay any
                                             commissions or other fees on this
                                             cash-out. Holders of these shares will
                                             not have any continuing equity interest
                                             in musicmaker.
-----------------------------------------------------------------------------------------
Stockholders holding Common Stock in         musicmaker intends for the
street name through a nominee (such as       Reverse/Forward Split to treat
a bank or broker).                           stockholders holding Common Stock in
                                             street name through a nominee (such as a
                                             bank or broker) in the same manner as
                                             stockholders whose shares are registered
                                             in their name. Nominees will be
                                             instructed to effect the Reverse/Forward
                                             Split for their beneficial holders.
                                             However, nominees may have different
                                             procedures and stockholders holding
                                             shares in street name should contact
                                             their nominees.
-----------------------------------------------------------------------------------------

Reasons for the Reverse/Forward Split

         The Board recommends that the stockholders approve the Reverse/Forward Split for the numerous reasons, including, but not limited to, those reasons described in detail below:


-----------------------------------------------------------------------------------------
               Issues                                       Solution
-----------------------------------------------------------------------------------------
musicmaker has approximately 5,173 odd       The Reverse/Forward Split will reduce the
lot stockholders owning less than 100        number of stockholders with small
shares of Common Stock in their              accounts and result in significant cost
accounts. Continuing to maintain             savings for musicmaker.
accounts for these stockholders,
including costs associated with
required stockholder mailings, will
cost musicmaker at least $30,000 per
year.
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
In addition, based on our best
estimates, continuing to distribute
required mailings to stockholders with
fewer than 100 shares of Common Stock
held in street name will cost
musicmaker an additional $30,000 per
year
-----------------------------------------------------------------------------------------
In most cases it is prohibitively            The Reverse/Forward Split cashes out
expensive for stockholders with fewer        stockholders with small accounts without
than 100 shares of Common Stock to           transaction costs such as brokerage fees.
sell their shares on the open market.        However, if these stockholders do not
                                             want to cash out their holdings, they may
                                             purchase additional shares in the open
                                             market to increase their account to at
                                             least 100 shares of Common Stock, or if
                                             applicable, consolidate/transfer their
                                             accounts into an account with at least
                                             100 shares of Common Stock.
-----------------------------------------------------------------------------------------

Structure of the Reverse/Forward Split

         The Reverse/Forward Split includes both a reverse stock split and a forward stock split of musicmaker's Common Stock. If the Reverse/Forward Split is approved and occurs, the reverse split is expected to occur at 6:00 p.m. on July 12, 2002. All stockholders will receive 1 share of Common Stock for every 100 shares of Common Stock currently held in their accounts. If a registered holder has 100 or more shares of Common Stock, any fractional shares in such account will not be cashed out after the reverse split and the total number of shares held by such holder will not change as a result of the Reverse/Forward Split. Any registered holder who holds fewer than 100 shares of Common Stock (also referred to as a "Cashed-Out Stockholder"), will receive a cash payment instead of fractional shares. This cash payment will be determined and paid as described below under "Determination of Cash-Out Price" at page 8. Immediately following the reverse split, at 6:01 p.m. on July 12, 2002, all holders of Common Stock who are not Cashed-Out Stockholders will receive 100 shares of Common Stock for every 1 share of Common Stock they held following the reverse stock split. We intend for the Reverse/Forward Split to treat stockholders holding musicmaker Common Stock in street name through a nominee (such as bank or broker) in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse/Forward Split for beneficial holders. Accordingly, we also refer to those street name holders who receive a cash payment instead of fractional shares as "Cashed-Out Stockholders." However, nominees may have different procedures and musicmaker stockholders holding shares in street name should contact their nominees.

         In general, the Reverse/Forward Split can be illustrated by the following examples:



         Hypothetical Scenario                              Solution
-----------------------------------------------------------------------------------------
Ms. Jones is a registered stockholder        Instead of receiving a fractional share
who holds 99 shares of Common Stock in       (99/100 of a share) of musicmaker Common
her record account immediately prior         Stock after the reverse split, Ms.
to the Reverse/Forward Split.                Jones's 99 shares of Common Stock will be
                                             converted into the right to receive cash
                                             payment. If the procedures described
                                             below under the "Determination of
                                             Cash-Out Price" would result in a per
                                             share price of $1.00 per share, for
                                             example, Ms. Jones would receive $99.00
                                             ($1.00 x 99 shares). Note that if Ms.
                                             Jones wants to continue her investment in
                                             musicmaker, she can buy at least 1 share
                                             more of musicmaker Common Stock and hold
                                             it in her record account. Ms. Jones would
                                             have to act far enough in advance of the
                                             Reverse/Forward Split so that the
                                             purchase is complete by the close of
                                             business on the day the Reverse/Forward
                                             Split is to be effected, expected to be
                                             July 12, 2002.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Ms. Jones holds her 99 shares of             musicmaker intends for the
Common Stock in a brokerage or bank          Reverse/Forward Split to treat
account.                                     stockholders in street name through a
                                             nominee (brokerage or bank) exactly like
                                             the scenario above. However, nominees may
                                             have different procedures. Ms. Jones
                                             should contact her nominee.
-----------------------------------------------------------------------------------------
Mr. Green has two separate record            Instead of receiving a fractional shares
accounts of a total of 101 shares of         of musicmaker Common Stock after the
Common Stock, 50 in one account and 51       reverse split (50/100 of a share in the
in the other account prior to the            first account and 51/100 of a share in
Reverse/Forward Split. All of his            the second account), Mr. Green's 101
shares of Common Stock are registered        shares of Common Stock will be converted
in his name only.                            into the right to receive 2 separate cash
                                             payments. If the procedures described
                                             below under the "Determination of
                                             Cash-Out Price" would result in a per
                                             share price of $1.00 per share, for
                                             example, Mr. Green would receive $101.00
                                             ($1.00 x 101 shares). Note that if Mr.
                                             Green wants to continue his investment in
                                             musicmaker, he can either combine the two
                                             accounts or buy at least 50 more shares
                                             of musicmaker Common Stock in the first
                                             account and/or 49 shares of Common Stock
                                             in the second account and then hold them
                                             in each account. Mr. Green would have to
                                             act far enough in advance of the
                                             Reverse/Forward Split so that the
                                             purchase is completed by the close of
                                             business on the day the Reverse/Forward
                                             Split is to be effected, expected to be
                                             July 12, 2002.
-----------------------------------------------------------------------------------------
Mr. Green has two separate brokerage         musicmaker intends for the
accounts of a total of 101 shares of         Reverse/Forward Split to treat
Common Stock, 50 in one account and 51       stockholders in street name through a
in the other account, prior to the           nominee (brokerage or bank) exactly like
Reverse/Forward Split. All shares are        the scenario above. However, nominees may
held in street name.                         have different procedures. Mr. Green
                                             should contact his nominees.
-----------------------------------------------------------------------------------------
Mr. Blue holds 105 shares of Common          After the Reverse/Forward Split, Mr. Blue
Stock in his record account as of the        will continue to hold 105 shares of
date of the Reverse/Forward Split.           Common Stock in his record or brokerage
                                             account, as the case may be.

         OR

Mr. Blue holds 105 shares of Common
Stock in his brokerage account as of
the date of the Reverse/Forward Split.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Mrs. Brown has two accounts. As of the       Mrs. Brown will receive cash payments
date of the Reverse/Forward Split, she       equal to the cash-out price for her
holds 102 shares of Common Stock in          account which has only 70 shares of
one account and 70 shares in another         Common Stock instead of receiving
account. All of her shares of Common         fractional shares (70/100). Assuming a
Stock are registered in her name only.       payout of $1.00 per share Mrs. Brown will
                                             receive a check in the amount of $70.00
                                             (1.00 x 70 = $70.00). Mrs. Brown will
                                             continue to hold 102 shares of Common
                                             Stock in the first account after the
                                             Reverse/Forward Split. Note that Mrs.
                                             Brown may purchase an additional 30
                                             shares of Common Stock in the second
                                             account or join the two accounts, if she
                                             would like to continue her investment in
                                             musicmaker. Mrs. Brown must act far
                                             enough in advance of the Reverse/Forward
                                             Split so that the purchase or transfer is
                                             completed before the Reverse/Forward
                                             Split is effected, expected to be on July
                                             12, 2002.
-----------------------------------------------------------------------------------------
Mrs. Brown has two brokerage accounts.       musicmaker intends for the
As of the Date of the Reverse/Forward        Reverse/Forward Split to treat
Split, she holds 102 shares of Common        stockholders in street name through a
Stock in one account and 70 shares of        nominee (brokerage or bank) exactly like
Common Stock in another account. All         the scenario above. However, nominees may
of her shares of Common Stock are            have different procedures. Mrs. Brown
registered in street name.                   should contact her nominees.
-----------------------------------------------------------------------------------------
Dr. Smith has two accounts. As of the        Dr. Smith will receive cash payments
date of the Reverse/Forward Split, he        equal to the cash-out price for his
holds 102 shares in a brokerage              registered account which has only 70
account and 70 shares registered in          shares of Common Stock, instead of
his name.                                    receiving fractional shares (70/100).
                                             Assuming a payout of $1.00 per share Dr.
                                             Smith will receive a check in the amount
                                             of $70.00 (1.00 x 70 = $70.00). Dr. Smith
                                             will continue to hold 102 shares of
                                             Common Stock in his brokerage account
                                             after the Reverse/Forward Split. Note
                                             that Dr. Smith may purchase an additional
                                             30 shares of Common Stock in registered
                                             name or join the accounts, if he would
                                             like to continue his registered
                                             investment in musicmaker. Dr. Smith must
                                             act far enough in advance of the
                                             Reverse/Forward Split so that the
                                             purchase or transfer is completed before
                                             the Reverse/Forward Split is effected,
                                             expected to be on July 12, 2002.
-----------------------------------------------------------------------------------------

Background and Purpose of the Reverse/Forward Split

         musicmaker has a stockholder base of approximately 6,521 stockholders, including approximately 173 registered stockholders. As of April 26, 2002, approximately 119 registered holders of musicmaker Common Stock owned fewer than 100 shares of stock. At that time, these stockholders represented approximately 69% of the total number of registered holders of musicmaker Common Stock, but they owned less than 1% of the total number of outstanding shares. In addition, as of April 26, 2002, approximately 5,054 street name holders of musicmaker Common Stock owned fewer than 100 shares of stock. At that time, these stockholders represented approximately 80% of the total number of street name holders of musicmaker stock, but they owned less than 3.1% of the total number of outstanding shares of Common Stock.

         The Reverse/Forward Split will provide registered and brokerage account holders with fewer than 100 shares with a cost-effective way to cash out their investments, because musicmaker will pay all transaction costs such as brokerage or service fees in connection with the Reverse/Forward Split. In most other cases, small stockholders would likely incur brokerage fees disproportionately high relative to the market value of their shares if they wanted to sell their stock. In addition, some small stockholders might even have difficulty finding a broker willing to handle such small transactions. The Reverse/Forward Split, however, eliminates these problems for most small stockholders.

         Moreover, musicmaker will benefit from substantial cost savings as a result of the Reverse/Forward Split. The costs of administering each registered stockholder's account is the same regardless of the number of shares held in each account. Therefore, musicmaker's costs to maintain thousands of small accounts are disproportionately high when compared to the total number of shares involved. In 2002, we expect that each registered stockholder will cost the company approximately $6.00 for transfer agent fees and the printing and postage costs to mail the proxy materials and annual report. We also incur costs associated with required mailings to stockholders holding shares in street name through a nominee (i.e. a bank or broker). We expect that these costs will only increase over time. In light of these disproportionate costs, the Board believes that it is in the best interests of the Company and its stockholders as a whole to eliminate the administrative burden and costs associated with approximately 119 record accounts with fewer than 100 shares and approximately 5,054 street name accounts with fewer than 100 shares. We expect that we will reduce the total cost of administering stockholder accounts by approximately $30,000 per year if we complete the Reverse/Forward Split.

         musicmaker may in the future pursue alternative methods of reducing its stockholder base, whether or not the Reverse/Forward Split is approved, including odd-lot tender offers and programs to facilitate sales by stockholders of odd-lot holdings. However, there can be no assurance that musicmaker will decide to engage in any such transaction.

         If the Reverse/Forward Split is approved by a majority of the shares outstanding and entitled to vote thereon, any stockholder who would then own fractional shares will have no further interest in musicmaker with respect to the cashed-out shares. These shares will no longer entitle you to the right to vote as a stockholder or share in the Company's assets, earnings, or profits or in any dividends paid after the reverse split. In other words, you will no longer hold your cashed-out shares, you will merely have the right to receive cash for these shares. In addition, you will not be entitled to receive interest with respect to the period of time between the date of the reverse split and the date you receive your payment for the cashed out shares. You will not have to pay any service charges or brokerage commissions in connection with the Reverse/Forward Split. As soon as practicable after the time we effect the Reverse/Forward Split, expected to be July 12, 2002, you will receive a payment for the cashed out shares you held immediately prior to the reverse split in accordance with the procedures described below.

         Effecting the Reverse/Forward Split, which would decrease the number of shares of Common Stock outstanding by approximately 3%, would result in a corresponding increase in the percentage ownership of each remaining shareholder. The ownership percentage of BCG Strategic Investors LLC, the Company's largest shareholder, and certain related entities, would increase from 38.3% to 39.6%.

If you hold Book-Entry Shares (brokerage or bank account)

         Most of musicmaker's stockholders hold their shares in book-entry form under the Direct Registration System for securities. These stockholders do not have stock certificates evidencing their ownership of musicmaker's Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If you are a Cashed-Out Stockholder who holds registered shares in a book-entry account, you do not need to take any action to receive your cash payment. We will mail a check to you at your registered address as soon as practicable after the date we effect the Reverse/Forward Split, expected to be July 12, 2002. By signing and cashing this check, you will warrant that you owned the shares for which you received a cash payment.

If you hold Certificated Shares

         If you are a Cashed-Out Stockholder with a stock certificate representing your cashed-out shares, you will receive a transmittal letter from musicmaker as soon as practicable after the date we effect the Reverse/Forward Split, expected to be July 12, 2002. The letter of transmittal will contain instructions on how to surrender your certificate(s) to the Company's transfer agent, Computershare Trust Company, Inc., for your cash payment. You will not receive your cash payment until you surrender your outstanding certificate(s) to Computershare Trust Company, Inc., together with a completed and executed copy of the letter of transmittal. Please do not send your certificates until you receive your letter of transmittal. For further information, see "Stock Certificates" below. All amounts owed to you will be subject to applicable federal income tax and state abandoned property laws. You will not receive any interest on cash payments owed to you as a result of the Reverse/Forward Split.

         NOTE: If you want to continue to hold musicmaker Common Stock after the Reverse/Forward Split, you may do so by taking either of the following actions far enough in advance so that it is complete by the date we effect the Reverse/Forward Split, expected to be July 12, 2002: (1) purchase a sufficient number of shares of musicmaker Common Stock on the open market so that you hold at least 100 shares of Common Stock, as the case may be, in your account prior to the reverse split; or (2) if applicable, consolidate your accounts so that you hold at least 100 shares of musicmaker Common Stock in one account prior to the reverse split.

Registered Stockholders with 100 or more Shares of Common Stock

          If you are a stockholder with 100 or more shares of Common Stock as of 6:00 p.m. on the date we effect the Reverse/Forward Split, expected to be July 12, 2002, we will first convert your shares into one one-hundredth (1/100) of the number of shares you held immediately prior to the reverse split. One minute after the reverse split, at 6:01 p.m., we will reconvert your shares in the forward stock split into 100 times the number of shares you held after the reverse split, which is the same number of shares you held before the reverse split. For example, if you were an owner of 125 shares of musicmaker Common Stock immediately prior to the reverse split, your shares would be converted to
1.25 shares in the reverse split and back to 125 shares in the forward split. As a result, the Reverse/Forward Split will not affect the number of shares that you hold if you hold 100 or more shares immediately prior to the reverse split.

Street Name Holders of musicmaker Common Stock

         musicmaker intends for the Reverse/Forward Split to treat stockholders holding musicmaker Common Stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their names. Nominees will be instructed to effect the Reverse/Forward Split for their beneficial holders. However, nominees may have different procedures and stockholders holding musicmaker Common Stock in street name should contact their nominees.

Current and Former musicmaker Employees and Directors

         If you are an employee or director of musicmaker (or a former employee or director), you may own musicmaker restricted stock and/or hold options to purchase musicmaker stock through the Company's stock plans. These shares will not be affected by the Forward/Reverse Split. In addition, the Reverse/Forward Split will not affect the number of options you hold to acquire musicmaker stock under the Company's stock plans. If you hold fewer than 100 restricted shares of musicmaker stock in a registered account, those shares would be converted into the right to receive cash under the Reverse/Forward Split. However, the Company does not believe that there are any such accounts.

Determination of Cash-out Price

         In order to avoid the expense and inconvenience of issuing fractional shares to stockholders who hold less than one share after the reverse split, under Delaware state law musicmaker may either arrange for the sale of these fractional shares or pay cash for their fair value. If stockholders approve this proposal at the Annual Meeting and the Reverse/Forward Split is completed, the Board of Directors will have musicmaker pay cash for the fractional shares based on the trading value of the musicmaker Common Stock that is cashed out. The Board determination is that the value per share will be determined by the average closing price of musicmaker's Common Stock on the 10 trading days preceding the date on which the Reverse/Forward Split is effected, expected to be July 12, 2002.

Effect of the Reverse/Forward Split on musicmaker

         The Reverse/Forward Split will not affect the public registration of musicmaker's Common Stock with the SEC under the Securities Exchange Act of 1934, as amended. Similarly, we do not expect that the Reverse/Forward Split will affect the Company's application for continued quotation of musicmaker Common Stock on the over-the counter bulletin board. The number of shares of authorized Common Stock will not change as a result of the Reverse/Forward Split. On April 26, 2002, there were 3,313,996 shares of musicmaker Common Stock issued and outstanding. If the Board elects to arrange for the sale of the Cashed-Out Stockholders' fractional shares on the open market, there will be no effect on the number of issued and outstanding shares of musicmaker Common Stock. On the other hand, if the Board elects to purchase the fractional shares of the Cashed-Out Stockholders, the total number of outstanding shares of musicmaker Common Stock will be reduced by the number of shares held by the Cashed-Out Stockholders immediately prior to the reverse split. If the Board of Directors opts to purchase the fractional shares of Common Stock from the Cashed-Out Stockholders, the exact number of shares that will be purchased and the total cash to be paid by the Company can not yet be determined. Also, we do not know what the average daily closing price per share of Common Stock on the over-the counter bulletin board for the ten trading days prior to and including the date we effect the Reverse/Forward Split, expected to be July 12, 2002, will be or, if applicable, what the net proceeds of the sale of the aggregate fractional shares by the exchange agent will be. However, if the Reverse/Forward Split had been completed as of April 24, 2002, when the average daily closing price per share of musicmaker Common Stock on the over-the-counter bulletin board for the ten trading days immediately preceding and including such date was $1.84, then the cash payments that would have been issued to Cashed-Out Stockholders, including both registered and street name holders, instead of fractional shares would have been approximately $192,000, with approximately 104,232 shares of Common Stock purchased by the Company. The par value of musicmaker's Common Stock will remain at $.01 per share after the Reverse/Forward Split under either option available to the Board under Delaware law.

Stock Certificates

         In connection with the Reverse/Forward Split, the Reverse/Forward Split will not affect any certificates representing shares of Common Stock or the book-entry account records held by registered stockholders owning 100 or more shares immediately prior to the reverse split.

Certain Federal Income Tax Consequences

         We have summarized below certain federal income tax consequences to the Company and stockholders resulting from the Reverse/Forward Split. This summary is based on existing U.S. federal income tax law, which may change, even retroactively. This summary does not discuss all aspects of federal income taxation which may be important to you in light of your individual circumstances. Many stockholders (such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations, and foreign persons) may be subject to special tax rules. Other stockholders may also be subject to special tax rules, including but not limited to: stockholders who received musicmaker stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging, or conversion transaction for federal income tax purposes. In addition, this summary does not discuss any state, local, foreign, or other tax considerations. This summary assumes that you are a U.S. citizen and have held, and will hold, your shares as capital assets for investment purposes under the Internal Revenue Code of 1986, as amended (the "Code"). You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences, in light of your specific circumstances.

         We believe that the Reverse/Forward Split will be treated as a tax-free "recapitalization" for federal income tax purposes. This will result in no material federal income tax consequences to the company. The federal income tax consequences to stockholders will depend in part on whether the Board chooses to arrange for the sale of the Cashed-Out Stockholders' fractional shares on the open market, or to purchase these fractional shares directly. See "Determination of Cash-out Price" above. The tax consequences of these alternatives are discussed below.

Federal Income Tax Consequences to Stockholders Who Are Not Cashed Out by the Reverse/Forward Split

         If you (1) continue to hold musicmaker Common Stock immediately after the Reverse/Forward Split, and (2) you receive no cash as a result of the Reverse/Forward Split, you will not recognize any gain or loss in the Reverse/Forward Split and you will have the same adjusted tax basis and holding period in your musicmaker Common Stock, as the case may be, as you had in such stock immediately prior to the Reverse/Forward Split.

Federal Income Tax Consequences to Cashed-Out Stockholders

Alternative 1. musicmaker's Board Chooses to Arrange for Sale of the Fractional Shares on the Open Market.

         If you receive cash as a result of the Reverse/Forward Split, you will recognize capital gain or loss in an amount equal to the difference between the cash you received in the Reverse/Forward Split and your aggregate adjusted tax basis in the shares of musicmaker's common Stock cashed out.

Alternative 2. musicmaker's Board Chooses to Purchase the Fractional Shares Directly.

         If you receive cash as a result of the Reverse/Forward Split, your tax consequences will depend on whether, in addition to receiving cash, you or a person or entity related to you continues to hold musicmaker Common Stock immediately after the Reverse/Forward Split, as explained below.

         a. Common stockholders Who Exchange All of Their musicmaker Common Stock for Cash as a Result of the Reverse/Forward Split.

          If you (1) receive cash in exchange for a fractional share as a result of the Reverse/Forward Split, (2) you do not continue to hold any musicmaker Common Stock immediately after the Reverse/Forward Split, and (3) you are not related to any person or entity which holds musicmaker Common Stock immediately after the Reverse/Forward Split, you will recognize capital gain or loss. The amount of capital gain or loss you recognize will equal the difference between the cash you receive for your cashed-out stock and your aggregate adjusted tax basis in such stock.

         If you are related to a person or entity who continues to hold musicmaker Common Stock immediately after the Reverse/Forward Split, you will recognize gain in the same manner as set forth in the previous paragraph, provided that your receipt of cash either (1) is "not essentially equivalent to a dividend," or (2) is a "substantially disproportionate redemption of stock," as described below.

               o "Not Essentially Equivalent to a Dividend." You will satisfy the "not essentially equivalent to a dividend" test if the reduction in your proportionate interest in the Company resulting from the Reverse/Forward Split is considered a "meaningful reduction" given your particular facts and circumstances. The Internal Revenue Service has ruled that a small reduction by a minority stockholder whose relative stock interest is minimal and who exercises no control over the affairs of the corporation will meet this test.

               o "Substantially Disproportionate Redemption of Stock." The receipt of cash in the Reverse/Forward Split will be a "substantially disproportionate redemption of stock" for you if the percentage of the outstanding shares of musicmaker Common Stock owned by you immediately after the Reverse/Forward Split is less than 80% of the percentage of shares of musicmaker Common Stock owned by you immediately before the Reverse/Forward Split. In applying these tests, you will be treated as owning shares actually or constructively owned by certain individuals and entities related to you. If the taxable amount is not treated as capital gain under any of the tests, it will be treated first as ordinary dividend income to the extent of your ratable share of musicmaker's undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain will be treated as capital gain. See "Maximum Tax Rates Applicable to Capital Gain" below.

         b. Stockholders Who Both Receive Cash and Continue to Hold musicmaker Common Stock Immediately After the Reverse/Forward Split.

         If you both receive cash as a result of the Reverse/Forward Split and continue to hold musicmaker Common Stock immediately after the Reverse/Forward Split, you generally will recognize gain, but not loss, in an amount equal to the lesser of (1) the excess of the sum of aggregate fair market value of your shares of musicmaker Common Stock plus the cash received over your adjusted tax basis in the shares, or (2) the amount of cash received in the Reverse/Forward Split. In determining whether you continue to hold musicmaker Common Stock immediately after the Reverse/Forward Split, you will be treated as owning shares actually or constructively owned by certain individuals and entities related to you. Your aggregate adjusted tax basis in your shares of musicmaker Common Stock held immediately after the Reverse/Forward Split will be equal to your aggregate adjusted tax basis in your shares of musicmaker Common Stock held immediately prior to the Reverse/Forward Split, increased by any gain recognized in the Reverse/Forward Split, and decreased by the amount of cash received in the Reverse/Forward Split.

         Any gain recognized in the Reverse/Forward Split will be treated, for federal income tax purposes, as capital gain, provided that your receipt of cash either (1) is "not essentially equivalent to a dividend" with respect to you, or
(2) is a "substantially disproportionate redemption of stock" with respect to you. (Each of the terms in quotation marks in the previous sentence is discussed above under the heading "Stockholders Who Exchange All of Their musicmaker Common Stock for Cash as a Result of the Reverse/Forward Split.") In applying these tests, you may possibly take into account sales of shares of musicmaker Common Stock that occur substantially contemporaneously with the Reverse/Forward Split. If your gain is not treated as capital gain under any of these tests, the gain will be treated as ordinary dividend income to you to the extent of your ratable share of musicmaker's undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain will be treated as a capital gain.

         YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE REVERSE/FORWARD SPLIT, IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Appraisal Rights. Dissenting stockholders do not have appraisal rights under Delaware state law or under the Company's Amended and Restated Certificate of Incorporation or Amended Bylaws in connection with the Reverse/Forward Split.

Reservation of Rights. We reserve the right to abandon the Reverse/Forward Split without further action by our stockholders at any time before the filing of the amendments to the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, even if the Reverse/Forward Split has been authorized by our stockholders at the annual meeting, and by voting in favor of the Reverse/Forward Split you are expressly also authorizing us to determine not to proceed with the Reverse/Forward Split if we should so decide.

The Board of Directors unanimously recommends a vote FOR Proposal One.

Approval of Proposal One will require the affirmative vote of a majority of the shares of the Company's Common Stock outstanding and entitled to vote thereon.

Proxies solicited by the Board of Directors will be voted FOR this proposal, unless you specify otherwise in your proxy.

                                  PROPOSAL TWO

      AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO
             ELIMINATE THE CLASSIFICATION OF THE BOARD OF DIRECTORS

         The Board has determined that the Amended and Restated Certificate of Incorporation should be amended to eliminate the classification of the Board and to provide for the annual election of all directors, and has unanimously voted to recommend such amendment to the stockholders. If the proposed amendment is approved, the classified Board will be eliminated, the current term of office of each Class A director currently in office and the terms of the Class B and Class C directors elected at this year's Annual Meeting will end at the Annual Meeting in 2003 and all directors will thereafter be elected for one-year terms at each annual meeting of stockholders.

         Pursuant to the Amended and Restated Certificate of Incorporation, the Board is divided into three classes with staggered three-year terms and not more than one class of directors is elected at any annual meeting of stockholders. The proposed amendment to the Amended and Restated Certificate of Incorporation would eliminate the three classes with their staggered three-year terms, as described below, and provide for the annual election of all directors.

         Proponents of classified boards of directors believe that a classified board helps the board of directors maintain a greater continuity of experience because the majority of directors at any given time will have experience with the business affairs and operations of the company. This continuity may assist the company in long-term strategic planning. Additionally, proponents argue that a classified board reduces the possibility of a sudden change in majority control of the board of directors; in the event of a hostile takeover attempt, a classified board may encourage a person seeking control of the company to initiate arm's-length discussions with management and the board, who are in a position to negotiate a more favorable transaction for stockholders.

         However, the Board believes that a classified board of directors limits the ability of stockholders to elect directors and to exercise influence over the Company. Therefore, the Board believes that it is in the best interest of the Company and its stockholders to eliminate the classified Board of Directors thereby permitting the Company's stockholders to elect all members of the Board of Directors annually. The Board further believes that this will promote greater accountability of each director to all stockholders and will allow the Company's stockholders an opportunity annually to register their views on the collective performance of the Board of Directors and the performance of each director individually. In addition, the Board believes that the Company should no longer retain the current Board structure because of the negative perception among many potential investors and investor groups concerning staggered boards in general.

         Section (b) of Article SIXTH of the Amended and Restated Certificate of Incorporation currently provides as follows:

         The Board of Directors shall be divided into three (3) classes, as nearly equal as possible, with the term of office of the first class to expire at the 2000 annual meeting of stockholders (the "Class A Directors"), the term of office of the second class to expire at the 2001 annual meeting of stockholders (the "Class B Directors"), and the term of office of the third class to expire at the 2002 annual meeting of stockholders (the "Class C Directors"). At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

         If the proposed amendment is approved, Section (b) of Article SIXTH of the Amended and Restated Certificate of Incorporation would be deleted and replaced with the following:

         The number of directors which shall constitute the whole Board of Directors of the corporation shall be determined in the bylaws as provided therein. The directors of the corporation shall be elected by the stockholders entitled to vote thereon at each annual meeting of stockholders and shall hold office until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. The term of office of each director in office on June 12, 2002 shall expire at the time of the opening of the polls for the election of directors at the next annual meeting of stockholders of the corporation.

         Section 141(d) of the Delaware General Corporation Law requires that a corporation desiring to classify its board of directors must expressly provide for such classification in either its certificate of incorporation or its bylaws. The deletion of the provisions of Section (b) of Article SIXTH relating to the classification of the Board is intended to remove any express provision for the classification of the Board, thereby removing the classification of the Board. If the classified Board of Directors is eliminated, Delaware law provides that any director or the entire Board may be removed, with or without cause, by the holders of a majority of the shares of the Company entitled to vote for the election of directors.

         If Proposal Two is approved, the Company will file a certificate with the Secretary of State of the State of Delaware reflecting the changes resulting from the amendment, such changes to become effective on the filing thereof. Thereafter, the three year-terms of the directors currently serving as Class A Directors will expire at the 2003 Annual Meeting of Stockholders. All current members of the Board of Directors and all current nominees for director have agreed to shorten their terms as directors to expire at the date of the next Annual Meeting of Stockholders. Accordingly, if Proposal Two is approved, commencing with the next Annual Meeting of Stockholders, the entire Board of Directors of the Company will be elected annually. The procedures for consummation of the declassification of the Board of Directors are set forth in Exhibit B hereto.

         The proposal to eliminate the classification of the Board of Directors is neither the result of any effort to unseat incumbent directors, nor, to the knowledge of the Board of Directors, any effort by any person to take control of the Board.

The Board of Directors unanimously recommends a vote FOR Proposal Two.

Approval of Proposal Two will require the affirmative vote of a majority of the shares of the Company's Common Stock outstanding and entitled to vote thereon.

Proxies solicited by the Board of Directors will be voted FOR this proposal, unless you specify otherwise in your proxy.

                                 PROPOSAL THREE

                              ELECTION OF DIRECTORS

         The Company has three classes of directors (each a "Class") serving staggered three-year terms. Class A currently consists of two directors, James
A. Mitarotonda and Jesse Choper. Mr. Mitarotonda was appointed to the Board in January 2001 and Mr. Choper was appointed to the Board in May 2001. Class B currently consists of three directors, William Scranton III, Irwin Steinberg and Joseph Wright, Jr. Mr. Wright was appointed to the Board in January 2001. Class C currently consists of two directors, Devarajan Puthukarai and Seymour Holtzman. Mr. Holtzman was appointed to the Board of Directors in January 2001.

         If Proposal Two is approved by the stockholders, three Class B directors and two Class C directors are to be elected at the Annual Meeting for a term of one year expiring at the next Annual Meeting or until such directors' successors shall have been elected and qualified. The Class A directors of the Company will continue in office until the Annual Meeting in 2003 or until such directors' successors shall have been elected and qualified. If Proposal Two is not approved by the stockholders, three Class B directors are to be elected at the Annual Meeting for a term of two years expiring at the Annual Meeting in 2004, or until such directors' successors shall have been elected and qualified, and two Class C Directors are to be elected at the Annual Meeting for a term of three years expiring at the Annual Meeting in 2005, or until such directors' successors shall have been elected and qualified, and the Class A directors of the Company will continue in office for their existing terms, which expire in 2003.

         Unless authority to vote for directors is withheld, the Company intends that the shares represented by the enclosed proxy will be voted for the election of William W. Scranton III, Irwin Steinberg and Joseph Wright, Jr., who are currently members of the Board of Directors of the Company and Class B directors, and Devarajan Puthukarai and Seymour Holtzman, who are currently members of the Board of Directors of the Company and Class C directors. In the event such nominees become unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of such persons as the Board of Directors may select. The Board of Directors has no reason to believe that any of such nominees will be unable or unwilling to serve.

         The Board of Directors unanimously recommends a vote FOR each of the Class B and Class C nominees for director listed below.

         Directors are elected by a plurality vote of the aggregate voting power of the shares of outstanding Common Stock, present in person or represented by proxy, voting together as a single class.

         Set forth below is certain information regarding the Company's directors and executive officers, including information furnished by them as to their principal occupations and business experience for the past five years, certain directorships held by each, their respective ages as of May 3, 2002 and the year in which each became a director of the Company. Each director has served continuously with the Company since his first election as indicated below.

Directors and Executive Officers

         Set forth below is certain information regarding the directors and executive officers of the Company.


Name                                          Age      Position
----                                          ---      --------
Seymour Holtzman.........................     66       Chairman of the Board of Directors
James Mitarotonda........................     47       Director, President and Chief Executive Officer
Jesse Choper.............................     66       Director
Devarajan S. Puthukarai..................     58       Director
William W. Scranton, III.................     54       Director
Irwin Steinberg..........................     80       Director
Joseph Wright, Jr........................     63       Director

         Seymour Holtzman has been a member of the Company's Board of Directors and Chairman of the Board since January 2001. Mr. Holtzman has been involved in the retail business for over 30 years. For many years he has been the President and Chief Executive Officer of Jewelcor, Inc., formerly a New York Stock Exchange company that operated a chain of retail stores. From 1986 to 1988, Mr. Holtzman was the Chairman of the Board and Chief Executive Officer of Gruen Marketing Corp, an American Stock Exchange company involved in the nationwide distribution of watches. For at least the last five (5) years, Mr. Holtzman has been the Chairman and Chief Executive Officer of Jewelcor Management, Inc, an entity primarily engaged in investment and management services; C.D. Peacock, Inc., a prominent Chicago, Illinois retail jewelry establishment; and S.A. Peck & Company, a retail and mail order jewelry company based in Chicago, Illinois. Mr. Holtzman is currently the Chairman of the Board of two public companies:
Designs, Inc. (NASDAQ "DESI") and musicmaker.com, Inc. (OTC bulletin board "HITS"). Mr. Holtzman is a former Chairman of the Board and a current Director of Little Switzerland, Inc. (OTC bulletin board "LSVI"), a leading jewelry retailer in the Caribbean, Alaska and Key West, Florida. Mr. Holtzman is also on the Board of Directors of Northeast Pennsylvania Financial Corp. (AMEX "NEP"), the holding company for First Federal Bank, a $800 million bank based in Hazleton, Pennsylvania. As of January 2000, Mr. Holtzman became one of ten outside advisors to Barington Companies Equity Partners, L.P. James Mitarotonda is the President and Chief Executive Officer of Barington Companies Investors, LLC, which is the General Partner of Barington Companies Equity Partners, L.P. Jewelcor Management, Inc. is a limited partner in Barington Companies Equity Partners, L.P. Mr. Holtzman has been an investor in banks and savings and loans since 1972.

         James Mitarotonda is President, Chief Executive Officer and a director of the Company and has served in such capacities since January 2001. Mr. Mitarotonda is also the Chairman of the Board, President and Chief Executive Officer of Barington Capital Group, L.P. He has held these positions for at least the last five years. Mr. Mitarotonda co-founded Barington Capital Group, L.P. in November 1991. Mr. Mitarotonda is also President and Chief Executive Officer of Barington Companies Investors, LLC, the General Partner of Barington Companies Equity Partners, L.P., a small capitalization value fund in which the General Partner seeks to be actively involved with its portfolio companies in order to enhance shareholder value. In May 1988, Mr. Mitarotonda co-founded Commonwealth Associates, an investment banking, brokerage and securities trading firm. Mr. Mitarotonda served as Chairman of the Board and Co-Chief Executive Officer of JMJ Management Company Inc., the general partner of Commonwealth Associates. From December 1984 to May 1988, Mr. Mitarotonda was Senior Vice President/Investments of DH Blair & Co., Inc. Earlier in his career, Mr. Mitarotonda was employed by Citibank, N.A. in an executive capacity having management responsibility for two of Citibank's business banking branches. During his tenure at Citibank, Mr. Mitarotonda became Regional Director of Citibank's Home Equity Financing and Credit Services. Mr. Mitarotonda is a member of the Alumni Advisory Council of New York University's Stern School of Business and is a member of the Executive Committee and Co-Chairman of Membership for the Gotham Chapter of the Young President's Organization. Mr. Mitarotonda graduated from New York University's Leonard N. Stern School of Business with a Master of Business Administration degree and from Queens College with a Bachelor of Arts degree with honors in Economics.

         Jesse Choper has served as a member of the Company's Board of Directors since May 2001. Mr. Choper is the Earl Warren Professor of Public Law at the University of California at Berkeley School of Law where he has taught since 1965. Professor Choper was the Dean of the Law School from 1982 to 1992. He has been a visiting professor at Harvard Law School, Fordham Law School, University of Milan in Italy Law School and Universitad Autonoma Law School in Barcelona, Spain. From 1960 to 1961, Professor Choper was a law clerk for Supreme Court Chief Justice Earl Warren. He is widely recognized author, lecturer, consultant and commentator on issues of Constitution Law and Corporation Law. Mr. Choper is also a member of the Board of Director's of Designs, Inc. (NASDAQ "DESI").

         Devarajan S. Puthukarai has served as a member of the Company's Board of Directors since April 1997. Mr. Puthukarai was the Company's President, Chief Executive Officer, Chief Operating Officer until January 12, 2001 and served as the Company's Co-Chief Executive Officer from April 1997 until December 1999. From 1991 to April 1997, Mr. Puthukarai was President of Warner Music Media, a division of Warner Music Enterprises, a Time Warner Inc. company engaged in the business of promoting new and upcoming artists. From 1984 to 1990, Mr. Puthukarai was President of RCA Direct Marketing Inc./BMG Direct Marketing Inc., launching one of the country's first CD music clubs and building the world's largest classical music club. Mr. Puthukarai earned his Bachelor of Science and Bachelor of Law degrees from Madras University in India. Mr. Puthukarai earned a Master of Business Administration degree from the Indian Institute of Management, a Harvard/Ford Foundation school in Ahemadabad, India.

         William W. Scranton, III has served as a member of the Company's Board of Directors since May 2000. Since 1994, Mr. Scranton has headed the Scranton Family Office, a family office managing investments and civic initiatives. From 1987 to 1994, he served in various senior executive officer positions at two direct marketing companies and one mail order company. Mr. Scranton served as Lieutenant Governor of Pennsylvania from 1979 to 1987. Mr. Scranton received a Bachelor of Arts degree in American Studies from Yale University.

         Irwin Steinberg has served as a Company director since January 1997. Mr. Steinberg also serves as a consultant to the Company. Since 1982, Mr. Steinberg has been President of HIS Corporation, a consulting firm specializing in the music industry. From 1975 to 1982, Mr. Steinberg was Chairman and Chief Executive Officer of PolyGram Records, Inc. Mr. Steinberg was co-founder of Mercury Records Corporation. From 1946 to 1975, Mr. Steinberg was Vice President and President, the later of which he held from 1968 to 1975. Mr. Steinberg currently serves as an adjunct Professor at Columbia College of the Arts in Chicago, where he teaches graduate courses in music business. Mr. Steinberg holds a Bachelors degree from the University of Chicago Business School and a Masters degree from the California State University at Domingo Hills.

         Joseph R. Wright, Jr. has served as a member of the Company's Board of Directors since January 2001. Mr. Wright is President and Chief Executive Officer of PanAmSat Inc., one of the world's largest providers of global satellite-based communications services; servicing news organizations, telecommunications companies, DirecTV services, Internet networks and others around the globe. In the six years prior to this position in 2001, Mr. Wright was Vice Chairman of Terremark Worldwide Inc., a public company that develops and operates Network Access Point (NAP) centers in the U.S. and Brazil. Mr. Wright was also Chairman and Director of GRC International, Inc., a public company providing advanced IT, Internet, and software systems technologies to government and commercial customers, which was sold to AT&T. He was also Co-Chairman and Director of Baker & Taylor Holdings, Inc., an international book/video/software distribution and e-commerce company that is majority owned by the Carlyle Group. From 1989 to 1994, Mr. Wright was Executive Vice President, Vice Chairman and Director of W.R. Grace & Co., Chairman of Grace Energy Company, and President of Grace Environmental Company. Mr. Wright was Deputy Director and Director of the Federal Office of Management and Budget and a member of the President's Cabinet during the Reagan Administration from 1982 to 1989 and Deputy Secretary of the Department of Commerce from 1981 to 1982. He previously held positions as President of two of Citibank's subsidiaries, as a partner of Booze Allen and Hamilton and in various management/economic positions in the Federal Departments of Commerce and Agriculture. In addition, Mr. Wright serves on the Board of Directors/Advisors of Terremark Worldwide Inc., Titan Corporation, Baker & Taylor, Verso Technologies Inc., Proxim Corporation and the AT&T Washington Advisory Board. Mr. Wright graduated from Yale University with a Master's Degree in Industrial Administration and from Colorado School of Mines with a Professional Engineering Degree.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth information regarding shares of our Common Stock beneficially owned as of April 26, 2002. Beneficial ownership is calculated in accordance with Rule 13d-3(d) under the Securities Exchange Act of 1934. Shares of Common Stock subject to options and warrants that are currently exercisable or are exercisable within 60 days of May 1, 2002, are deemed outstanding with respect to the person holding those options but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares identified as beneficially owned. Except as otherwise indicated in the table, the address of the stockholders listed below is that of the Company's principal executive office. Directors not included in the table below do not hold Company securities.

------------------------------------------------------------------ -- ------------------------------------------------
                                                                                    Shares Beneficially
                                                                                        Owned as of
                                                                                      April 26, 2002
------------------------------------------------------------------ -- ------------------- ------ ---------------------
Name and Address of Beneficial Owner                                        Number                     Percent
------------------------------------------------------------------ -- ------------------- ------ ---------------------
          Principal Stockholders (holding more than 5%)
------------------------------------------------------------------ -- ------------------- ------ ---------------------
BCG Strategic Investors LLC                                            1,271,466          (1)         38.3%
c/o Barington Capital Group, LP
888 Seventh Avenue, 17th Floor
New York, NY  10019
------------------------------------------------------------------ -- ------------------- ------ ---------------------
Rho Management Trust I                                                   288,933          (2)          8.4%
152 West 57th Street
Floor 23
New York, NY  10019-3310
------------------------------------------------------------------ -- ------------------- ------ ---------------------
                     Officers and Directors
------------------------------------------------------------------ -- ------------------- ------ ---------------------
Jesse Choper                                                                   0          (3)           *
------------------------------------------------------------------ -- ------------------- ------ ---------------------
Devarajan S. Puthukarai                                                  122,578          (4)         3.6%
------------------------------------------------------------------ -- ------------------- ------ ---------------------
Irwin H. Steinberg                                                        34,042          (5)         1.0%
------------------------------------------------------------------ -- ------------------- ------ ---------------------
William W. Scranton, III                                                       0          (6)          *
------------------------------------------------------------------ -- ------------------- ------ ---------------------
Joseph Wright, Jr.                                                             0          (7)          *
------------------------------------------------------------------ -- ------------------- ------ ---------------------
All executive officers and directors as a group (8 persons)              156,620          (8)         4.6%
------------------------------------------------------------------ -- ------------------- ------ ---------------------

* Less than 1%

(1) Includes 18,500 shares held by Barington Capital Group L.P., a member of BCG Strategic Investors LLC, whose general partner is LNA Capital Corp., and of which the Chairman, President and CEO is James Mitarotonda; 26,200 shares acquired by dot com Investment Corp., a member of BCG Strategic Investors, LLC, and of which the President and sole director is Seymour Holtzman; and 16,900 shares held by Barington Companies Equity Partners, L.P., whose general partner is Barington Companies Investors, LLC, of which the managing member is James Mitarotonda.

(2) Includes 78,790 shares of Common Stock issuable upon exercise of Series B warrants and 43,828 shares of Common Stock issuable upon exercise of Series C warrants. Rho Management Partners L.P., a Delaware limited partnership, may be deemed the beneficial owner of shares registered in the name of Rho Management Trust I, under an investment advisory relationship by which Rho Management Partners L.P. exercises sole voting and investment control over Rho Management Trust I's shares and warrants.

(3) Does not include (i) 7,500 shares of Common Stock issuable upon the exercise of 7,500 options and (ii) shares of restricted Common Stock with a fair market value of $3,500, both to be delivered by the Company to Mr. Choper for services provided in his role as director.

(4) Consists of 22,997 shares of Common Stock issuable upon the exercise of warrants with exercise prices ranging from $16.50 to $19.80 per share and 63,756 shares of Common Stock issuable upon the exercise of vested options and 35,825 shares of restricted Common Stock. Does not include
         (i) 10,000 shares of Common Stock issuable upon the exercise of 10,000 options and (ii) shares of restricted Common Stock with a fair market value of $6,500, both to be delivered by the Company to Mr. Puthukarai for services provided in his role as director.

(5) Includes of 5,000 shares of Common Stock issuable upon the exercise of vested options with an exercise price of $19.80 per share and 16,940 shares of Common Stock issuable upon the exercise of warrants with an exercise price of $16.50 per share. Does not include (i) 10,000 shares of Common Stock issuable upon the exercise of 10,000 options and (ii) shares of restricted Common Stock with a fair market value of $7,000, both to be delivered by the Company to Mr. Steinberg for services provided in his role as director. Does not include and 6,048 shares of Common Stock issuable upon the exercise of warrants with an exercise price of $19.80 per share held by Mr. Steinberg's spouse and three children.

(6) Does not include shares of restricted Common Stock with a fair market value of $7,000 to be delivered by the Company to Mr. Scranton for services provided in his role as director.

(7) Does not include (i) 7,500 shares of Common Stock issuable upon the exercise of 7,500 options and (ii) shares of restricted Common Stock with a fair market value of $7,000, both to be delivered by the Company to Mr. Wright for services provided in his role as director.

(8) Includes 22,997 shares of Common Stock issuable upon the exercise of outstanding Common Stock warrants and 68,756 shares of Common Stock issuable upon the exercise of vested options. Does not reflect as beneficially owned by the Company's President and Chief Executive Officer, James Mitarotonda, shares held by BCG Strategic Investors LLC, Barington Capital Group L.P., or Barington Equity Partners, L.P.; Mr. Mitarotonda is a managing member of BCG Strategic Investors LLC, the Chairman, President and CEO of LNA Capital Corp., the general partner of Barington Capital Group L.P., and the managing member of Barington Company Investors, LLC, the general partner of Barington Companies Equity Partners, L.P. Also does not reflect as beneficially owned by the Chairman of the Company's Board of Directors, Seymour Holtzman, shares held by BCG Strategic Investors LLC or dot com Investment Corp.; Mr. Holtzman, along with Mr. Mitarotonda, is a managing member of BCG Strategic Investors LLC and the President and sole director of dot com Investment Corp. See also Note 1 to this table, above. Does not include
         (i) 35,000 shares of Common Stock issuable upon the exercise of vested options and (ii) shares of restricted Common Stock with a fair market value of $31,000, to be delivered by the Company to Mr. Choper, Mr. Puthukarai, Mr. Steinberg, Mr. Scranton and Mr. Wright, both to be delivered by the Company for services provided in their roles as directors.

Description of Stockholder Agreement

         On January 12, 2001, the Company entered into a stockholder agreement with BCG Strategic Investors, LLC, Barington Capital Group, L.P., Barington Companies Equity Partners, L.P. and dot com Investment Corporation (collectively known as the "BCG Group"). The Company agreed to appoint three nominees of BCG Group as directors of the Company. Mr. Mitarotonda was appointed as a Class A director, Joseph Wright, Jr. as a Class B director and Seymour Holtzman, Chairman of the Board and a Class C director. As of January 12, 2001, pursuant to such stockholder agreement, the Company issued stock appreciation rights for 75,000 shares to each of James Mitarotonda and Seymour Holtzman. The stock appreciation right provides that it may be exercised for cash in an amount equal to the excess value, if any, by which the market value of the shares on the date of exercise exceeds $4.563, as adjusted from time to time. In accordance with Stock Appreciation Rights Agreement, the exercise price of the stock appreciation rights was adjusted to reflect the cash distribution of $3.00 per share paid to all stockholders of record on March 1, 2001. After the adjustment, Mr. Mitarotonda and Mr. Holtzman each own 184,756 stock appreciation rights with an exercise price of $1.8523. No compensation expense has been recorded during the year ended December 31, 2001, as the Company's stock price was lower than the stock appreciation right's exercise price. In addition, pursuant to such stockholder agreement, Mr. Mitarotonda was appointed President and Chief Executive Officer of the Company on January 18, 2001. At the end of the standstill period under such stockholder agreement, on May 12, 2001, a BCG Strategic Investors, LLC nominee, Jesse Choper, was added to the Board of Directors.

Committees of the Board of Directors and Compensation

         The Board of Directors has designated an Audit Committee of the Board of Directors, which consists of Mr. Scranton, Mr. Steinberg and Mr. Wright. The Audit Committee is responsible for reviewing, along with our independent public accountants, the scope of our accounting audits, as well as our corporate accounting practices and policies. The Audit Committee reviews our accounting and financial controls, and makes themselves available to our independent public accountants for any necessary consultation.

         On January 23, 2001 the Board of Directors as then constituted approved the dissolution of the Compensation Committee and has assumed the roles generally carried out by the Compensation Committee. Since such time, the Board of Directors has undertaken to review the performance of our management and recommend and approve the compensation of and the issuance of stock options, if any, to executive officers and employees under our stock option plan.

         On January 23, 2001, the Board of Directors adopted a compensation plan for members of the Board of Directors. All newly appointed directors receive 7,500 options to purchase the Company's Common Stock. Directors attending a Board meeting in person receive shares of restricted Common Stock of the Company with a fair market value of $3,000 (based on the closing stock price on the day of the meeting). Directors attending a meeting of the Board of Directors telephonically receive shares of restricted Common Stock of the Company with a fair market value of $500 (based on the closing stock price on the day of the meeting). Each member of the Audit Committee receives shares of restricted Common Stock of the Company with a fair market value of $1,500 (based on the closing stock price on the day of the meeting ) for attending committee meetings. Options issued to members of the Board of Directors for their participation in Board meetings vest immediately and are exercisable on the date of grant. All options are issued with an exercise price equal to the fair market value of the Common Stock on the date of grant. Directors receive reimbursement to cover their reasonable expenses incurred in attending Board meetings.

         During 2001, there were six meetings of the Board of Directors and no meetings of the Audit Committee. Each director attended 75% or more of the meetings of the Board of Directors and of the committees of the Board on which the director served during the period for which he was director or committee member.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

None.

There is no standing Nominating Committee of the Board of Directors.

                             Executive Compensation

         The following table sets forth all compensation awarded to, earned by, or paid for services rendered to the Company in all capacities by the Company's chief executive officer and other executive officers whose salary, on an annualized basis, and bonus exceeded $100,000 (the "Named Executive Officers") during the fiscal years ended December 31, 1999, 2000 and 2001.

                           Summary Compensation Table

                                                                                                        Long-Term
                                                                                                       Compensation
                                                                                                          Awards
                                                                                                       -------------
                                                                 Annual Compensation                     Number of
                                                  ---------------------------------------------           Shares
          Name and Principal Position             Year            Salary($)          Bonus($)           Underlying
                     (a)                          (b)              (c)                 (d)               Options
------------------------------------------------  ----        --------------        -----------        -------------
James A. Mitarotonda (1)                          2001           $46,923(6)                --                 --
President and Chief Executive Officer             2000                --                   --                 --
                                                  1999                --                   --                 --

Seymour Holtzman (2)                              2001           $50,000(7)                --                 --
of the Board of Directors                         2000                --                   --                 --
                                                  1999                --                   --                 --

Devarajan S. Puthukarai (3)                       2001            $9,615(8)         $ 100,000                 --
Former President, Chief Executive Officer and     2000          $250,000            $ 100,000(11)         33,500
Chief Operating Officer                           1999          $250,000            $ 100,000                 --

Mark A. Fowler(4)                                 2001           $93,130(9)           $50,000                 --
Former Chief Financial Officer, Vice President    2000          $135,060              $85,000             13,500
of Finance and Administration                     1999          $125,000             $ 50,000(12)          3,025

William Crowley(5)                                2001            $9,519(10)               --                 --
Former Senior Vice President, U.S. Marketing      2000          $202,926             $ 80,000             10,000
                                                  1999          $144,230             $ 50,000                 --

-------------------------------------------------

(1) Mr. Mitarotonda was appointed President and Chief Executive Officer on January 18, 2001.

(2) Mr. Holtzman was appointed Chairman of the Board on January 18, 2001. Mr. Holtzman is the Chairman and Chief Executive Officer of Jewelcor Management, Inc. See Note 7.

(3) Mr. Puthukarai resigned as President, Chief Executive Officer and Chief Operating Officer on January 18, 2001.

(4) Mr. Fowler resigned as Chief Financial Officer and Vice President of Finance and Administration on January 11, 2001. Mr. Fowler continued to serve as an at-will employee with the Company until June 30, 2001.

(5) Mr. Crowley resigned as Senior Vice President of Marketing, U.S., effective January 5, 2001.

(6) From April 2001 through June 2001, James A. Mitarotonda received $16,923 for services performed in his capacity as Chief Executive Officer. Commencing July 1, 2001, Mr. Mitarotonda received $5,000 per month for services rendered in his capacity as President and Chief Executive Officer.

(7) Commencing March 2001, Jewelcor Management, Inc. received $5,000 per month for services rendered by Mr. Holtzman, the Chairman and Chief Executive Officer of Jewelcor Management, Inc.

(8) Does not include $784,077 paid by the Company to Mr. Puthukarai accordance with a severance agreement between Mr. Puthukarai and the Company, as described more fully under the caption "Employment Agreements and Consulting Agreements" below. The Company deducted from the payment the amount due to the Company, plus accrued interest, by Mr. Puthukarai pursuant to the advance of $81,519 by the Company to Mr. Puthukarai in December 1998.

(9) Does not include $174,519 paid by the Company to Mr. Fowler in accordance with a severance agreement between Mr. Fowler and the Company. See "Employment Agreements and Consulting Agreements" below.

(10) Does not include $165,000 paid by the Company to Mr. Crowley in accordance with a severance agreement between Mr. Crowley and the Company. See "Employment Agreements and Consulting Agreements" below.

(11) Does not include $51,667 paid to Mr. Puthukarai in 2000 for a bonus earned in 1998.

(12)     Net of $20,000 used for the payment of taxes.


Option Grants in 2001

         The following table sets forth information regarding the grant of options to purchase the Company's Common Stock to each of the Named Executive Officers during the fiscal year ended December 31, 2001. Potential realizable value assumes that the Common Stock appreciates at the indicated annual rate (compounded annually) from the grant date until the expiration of the option term and is calculated based on the requirements of the Securities and Exchange Commission. Potential realizable value does not represent the Company's estimate of future stock price growth.

                                                    Individual Grants
                              -------------------------------------------------------------
                                                Percentage of                                Potential Realizable Value at
                                 Number of          Total                                    Assumed Annual Rates of Stock
                                Securities      Options/SARs                                 Price Appreciation for Option
                                Underlying       Granted to     Exercise of                            Term (1)
                               Options/SARs     Employees in     Base Price    Expiration   -------------------------------
            Name                  Granted        Fiscal 2001       ($/Sh)         Date          5% ($)          10% ($)
----------------------------  ---------------  ---------------  ------------  ------------  --------------  ---------------
            (a)                     (b)              (c)            (c)           (e)            (f)              (g)

James A. Mitarotonda          184,756(2)       0.00%            $1.8523(5)    1/12/06       $17,111         $34,222

Seymour Holtzman              184,756(3)       0.00%            $1.8523(6)    1/12/06       $17,111         $34,222

Devarajan Puthukarai                0(4)         --                --            --             --             --


(1) Potential Realizable Value assumes that the Common Stock appreciates at the indicated annual rate (compounded annually) from the grant date until the expiration of the option term and is calculated based on the requirements promulgated by the Securities and Exchange Commission. Potential Realizable Value does not represent the Company's estimate of future stock price growth.

(2) As of January 12, 2001, the Company issued a stock appreciation right for 75,000 shares to James Mitarotonda pursuant to the stockholder agreement. The stock appreciation right provides that it may be exercised for cash in an amount equal to the excess value, if any, by which the market value of the shares on the date of exercise exceeds $4.563, as adjusted from time to time. See "Description of Stockholder Agreement" above.

(3) As of January 12, 2001, the Company issued a stock appreciation right for 75,000 shares to Seymour Holtzman pursuant to the stockholder agreement. The stock appreciation right provides that it may be exercised for cash in an amount equal to the excess value, if any, by which the market value of the shares on the date of exercise exceeds $4.563, as adjusted from time to time. See "Description of Stockholder Agreement" above.

(4) Does not include 10,000 options to be delivered by the Company to Mr. Puthukarai for services provided in his role as director. See "Committees of the Board of Directors and Compensation" above.

(5) In accordance with terms of the Stock Appreciation Rights Agreement, the original stock appreciation rights exercise price of $4.563 was adjusted to reflect the cash distribution of $3.00 per share paid to all stockholders of record on March 1, 2001. See "Description of Stockholder Agreement" above.

(6) In accordance with terms of the Stock Appreciation Rights Agreement, the original stock appreciation rights exercise price of $4.563 was adjusted to reflect the cash distribution of $3.00 per share paid to all stockholders of record on March 1, 2001. See "Description of Stockholder Agreement" above.

Aggregate Option Exercises and Year End Option Values

         The following table sets forth information regarding the number and value of securities underlying options held by each of the Named Executive Officers at the end of the fiscal year ended December 31, 2001. No options were exercised by any of the Named Executive Officers during the fiscal year ended December 31, 2001.


                                          Number of Securities Underlying       Value of Unexercised "In-the-Money"
                                               Unexercised Options at                        Options at
                                                 December 31, 2001                      December 31, 2001(1)
                                          --------------------------------        --------------------------------
         Name                             Exercisable        Unexercisable        Exercisable        Unexercisable
-------------------------                 -----------        -------------        -----------        -------------
Devarajan S. Puthukarai                      63,756                  --                  --                  --

(1) Value for "in-the-money" options represents the positive spread between the exercise price of outstanding options and the fair market value of $1.90 per share on December 31, 2001.

In 2001, 258,713 options with a weighted average exercise price of $39.35 were canceled or expired.

Employment Agreements and Consulting Agreements

         Prior to his resignation on January 18, 2001, the Company was party to an employment agreement with Mr. Puthukarai with an initial term through December 7, 2002. Under the agreement Mr. Puthukarai was to receive a base salary of $250,000 per annum and was eligible for payment of bonuses and stock options as determined by the Compensation Committee of the Board of Directors, with a guaranteed minimum annual bonus of $100,000. Upon termination by the Company without cause, or termination by Mr. Puthukarai upon non-compliance by the Company with a material provision of the employment agreement, the agreement provided for payment of all accrued salary, benefits and bonuses plus a sum equal to the salary, benefits and bonuses that Mr. Puthukarai would have been received if the initial or any renewal term had been completed, discounted by three percent. The agreement was automatically renewable on a year-to-year basis following the expiration of the initial term and any renewal term unless written notice of non-renewal was given by either party 90 days before expiration of the term. The agreement also provided that if the Company decided not to renew the agreement, Mr. Puthukarai was entitled to a severance payment equal to one year's salary and benefits. The agreement also restricted the ability of Mr. Puthukarai to solicit customers or call upon employees of the Company for one year after the expiration of the term of each of their agreements. The agreement further restricted Mr. Puthukarai's ownership in excess of 5% of the common stock of any U.S. publicly traded company that is engaged in the Company's business.

         In January 2001, the Company entered into a severance agreement with Mr. Puthukarai, in which Mr. Puthukarai and the Company agreed to terminate his employment agreement with the Company effective January 18, 2001. The Company agreed to pay Mr. Puthukarai, in a lump sum form: (i) all of his accrued salary, bonuses and accrued benefits; (ii) a sum equal to the aggregate of the full amount, discounted by three percent (3%), of the salary which Mr. Puthukarai would have received through December 7, 2002, at the rate of $250,000 per annum;
(iii) the annual bonuses which Mr. Puthukarai would have received during the remainder of his employment agreement, at the rate of the minimum guaranteed bonus of $100,000; and (iv) the equivalent of two years of life insurance premiums ("grossed-up" to account for federal and state income taxes) or $72,250. The Company also agreed to provide medical and health insurance for Mr. Puthukarai through December 7, 2002, on a basis consistent with past practices. The Company deducted from the payment the amount due to the Company, plus accrued interest, by Mr. Puthukarai pursuant to the advance of $81,519 by the Company to Mr. Puthukarai in December 1998.

         The Company entered into a severance agreement with Robert P. Bernardi, the Company's Former Co-Chief Executive Officer and Chairman of the Board, pursuant to which Mr. Bernardi and the Company agreed to terminate his employment agreement with the Company effective September 1, 2000. The agreement provided for, among other things, the lump sum payment to Mr. Bernardi of (i) all of his accrued salary through September 1, 2000; and (ii) a sum equal to the full amount, discounted by 3%, of the salary Mr. Bernardi would have received through December 7, 2002, at the rate of $175,000 per annum. In addition, the terms of the severance agreement continue in force the indemnification protections afforded by the Company's Charter and Bylaws as they pertain to Mr. Bernardi for his actions on behalf of the Company in his capacity as an officer and/or director or otherwise related to his duties for the Company. Mr. Bernardi also agreed to cooperate with the Company in connection with any claims or suits that have been or may be filed against any officers and/or directors of the Company related to their performance or conduct on behalf of the Company.

         On January 5, 2001, the Company entered into a severance agreement with William Crowley pursuant to which Mr. Crowley received a severance payment of $165,000.

         Mr. Fowler entered into an employment agreement on January 5, 2001 that terminated on the shorter of (i) one year, (ii) the final distribution under the Company's plan of liquidation, as proposed by the Board of Directors as then constituted, or (iii) the retention of a third party to coordinate a liquidation of the Company. This agreement required that Mr. Fowler commit substantially all of his time and effort to winding down the affairs of the Company in exchange for a salary of $165,000 per annum. Upon termination by the Company without cause or for death or incapacity, or termination by Mr. Fowler for good reason, the employment agreement provided for payment of all accrued salary, benefits and bonuses plus a sum equal to $160,050. On January 11, 2001, the Company released Mr. Fowler from his employment contract and in accordance with his employment contract issued a payment of $160,050, plus accrued benefits.

         Under a non-exclusive consulting agreement between the Company and IHS Corporation, Mr. Steinberg was required to provide consulting services to the Company for not less than fifteen days in any given month. Under the agreement Mr. Steinberg was obligated to seek to obtain, on the Company's behalf, additional license agreements and content relationships with record labels in an effort to expand the Company's music library. For his services, Mr. Steinberg was paid a minimum monthly payment of $9,000. In January 2001, the Company entered into an agreement with IHS Corporation to terminate the consulting agreement. The termination agreement provided for a lump sum payment paid to IHS Corporation in the amount of $108,000.

         Effective July 1, 2001, Barington Capital Group, L.P. has made available to the Company the services of a Barington employee to serve as the Chief Financial Officer and Secretary of the Company, and began providing the Company with the assistance of certain other Barington employees and the use of office space and administrative services provided by Barington. In consideration of the foregoing, the Company pays Barington a $5,000 monthly fee. In addition, the Company pays $5,000 per month to James Mitarotonda for services performed in his capacity as President and Chief Executive Officer. Lastly, the Company pays Jewelcor Management, Inc. $5,000 per month for services performed by Seymour Holtzman, the Chairman and Chief Executive Officer of Jewelcor Management, Inc. in his capacity as Chairman of the Company.

Indemnification of Directors and Officers

         The Company's Amended and Restated Certificate of Incorporation Charter and Amended Bylaws provide that it shall indemnify all of its directors and officers to the full extent permitted by the Delaware General Corporation Law. Under these provisions, any director or officer who, in his or her capacity as such, is made or threatened to be made a party to any suit or proceeding, may be indemnified if the Board determines the director or officer acted in good faith and in a manner the director reasonably believed to be in, or not opposed to, the best interests of the Company. The Charter, Amended Bylaws, and Delaware law further provide that indemnification is not exclusive of any other rights to which directors and officers may be entitled under our Charter, Amended Bylaws, any agreement, any vote of stockholders or disinterested directors, or otherwise.

         The Company has the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any expense, liability, or loss incurred by that person in the capacity he served for the Company or arising out of his status as such, whether or not the Company would have the power to indemnify that person against similar liability under Delaware law. The Company has director and officer insurance coverage. Our directors and officers are insured against liability of up to $10,000,000 in the aggregate each policy year.

Report of the Compensation Committee of the Board of Directors.

         Since the dissolution of the Company's Compensation Committee on January 23, 2001 the Board of Directors has undertaken to review the performance of the Company's management and recommend and approve the compensation of and the issuance of stock options to executive officers and employees under the Company's stock option plan. In addition, the Board reviews compensation levels of other employees and reviews other compensation-related issues.

         General Compensation Policy. The fundamental policy of the Board is to provide the Company's executive officers with competitive compensation opportunities based upon their contribution to the Company's development and financial success and their personal performance. The compensation package for each executive officer is comprised of three elements: (i) base salary, (ii) bonus and (iii) equity incentive awards.

         Base Salary. The Board strives to offer salaries to its executive officers, which are competitive with salaries offered by companies of similar size and capitalization in the Company's industry. Base salaries are reviewed on an annual basis and are subject to adjustment based upon the individual's contribution to the Company and changes in salary levels offered by comparable companies. Executive officers' salaries are determined by the Chief Executive Officer, based on information from various sources, and approved by the Board of Directors.

         Bonuses. The amount of awards granted to the executive officers are contingent upon the Company achieving certain performance goals established by the Board of Directors. For executive officers, awards are also contingent on the achievement of individual performance objectives. Target and minimum amounts of bonuses for each executive officer are set annually by the Board of Directors and are specifically weighted for identified financial, management, strategic and operational goals.

         Equity Incentives. The Board of Directors believes that employee equity ownership is highly motivating, provides a major incentive to employees to build stockholder value and serves to align the interests of employees with the interests of the Company's stockholders. In determining the amount of equity compensation to be awarded to executive officers in any fiscal year, the Board considers the position of the officer, the current stock ownership of the officer, the number of shares which continue to be subject to vesting under outstanding options and the expected future contribution of the officer to the Company's performance, giving primary weight to the officer's position and his expected future contributions. In addition, the Board of Directors compares the stock ownership and options held by each officer with the other officer's equity positions and each officer's experience and value to the Company.

         CEO Compensation. In accordance with his employment agreement, the Company's former Chief Executive Officer, Mr. Puthukarai, received a base salary of $250,000 for the fiscal year ending December 31, 2001 and a bonus of $100,000. In January 2001, the Company entered into a severance agreement with Mr. Puthukarai, in which Mr. Puthukarai and the Company agreed to terminate his employment agreement with the Company effective January 18, 2001. See "Employment Agreements and Consulting Agreements" above. From April 2001 through June 2001, James A. Mitarotonda received $16,923 for services performed in his capacity as President and Chief Executive Officer. Commencing July 1, 2001, Mr. Mitarotonda received $5,000 per month for services rendered in his capacity as President and Chief Executive Officer. See "Executive Compensation" above.

James Mitarotonda
Seymour Holtzman
Jesse Choper
Devarajan S. Puthukarai
William W. Scranton, III
Irwin H. Steinberg
Joseph Wright, Jr.

         This Report on Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this amendment into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

COMPANY STOCK PRICE PERFORMANCE

         The graph below compares the cumulative total stockholder return on the Company's Common Stock, the Wilshire Small Capital Index and the S&P 500 Industrial Index. Cumulative total stockholder return represents share value appreciation through December 31, 2001, assuming the investment of $100 in the Common Stock of the Company at the initial public offering on July 7, 1999 and in each of the other indexes on the same date, and reinvestment to all dividends. musicmaker's shareholder return illustrated below includes a cash distribution of $3.00 per share paid to all stockholders of record on March 1, 2001. The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of our Common Stock.


                                  [LING GRAPH]


         The above graph was plotted using the following data:

                                              Cumulative Total Return
                                           -----------------------------
                                           7/7/99             12/31/2001
                                           ------             ----------
MUSICMAKER.COM, INC                        100.00               (79.53%)
WILSHIRE SMALL CAPITAL INDEX               100.00                13.24%
S & P INDUSTRIAL INDEX                     100.00               (17.75%)

                 Certain Relationships and Related Transactions.

         On June 8, 1999, the Company executed a license agreement with Virgin Holdings, Inc., an affiliate of EMI Recorded Music ("EMI"). The agreement provides for royalty payments in connection with sales of custom CDs including any music content provided under license by EMI. In exchange for our rights under the license agreement, the Company issued 1,517,086 shares of our Common Stock to Virgin Holdings. Virgin Holdings received approximately $40,000,000 from the sale of 307,219 shares of its stock by participating as a selling stockholder in our initial public offering.

         On December 6, 2000 EMI sold its holdings in the Company, which consisted of 1,209,866 share, or 36.5% of outstanding Common Stock, to BCG Strategic Investors, LLC. In connection with EMI's sale of Common Stock, two members of the Board of Directors, Mr. Jay A. Samit and Mr. Jonathan A.B. Smith, both of whom were employees with EMI, resigned from their positions as directors of the Company's Board.

         The Company entered into a severance agreement with Robert P. Bernardi, the former Co-Chief Executive Officer and Chairman of the Board of the Company, in which Mr. Bernardi and the Company agreed to terminate his employment agreement with the Company effective September 1, 2000. The agreement provided for, among other things, the lump sum payment to Mr. Bernardi of (i) all of his accrued salary through September 1, 2000; and (ii) a sum equal to the full amount, discounted by 3% of the salary Mr. Bernardi would have received through December 7, 2002, at the rate of $175,000 per annum. In addition, the terms of the severance agreement continue in force the indemnification protections afforded by the Company's charter and bylaws as they pertain to Mr. Bernardi for his actions on behalf of the Company in his capacity as an officer and/or director or otherwise related to his duties for the Company. Mr. Bernardi also agreed to cooperate with the Company in connection with any claims or suits that have been or may be filed against any officers and/or directors of the Company related to their performance or conduct on behalf of the Company.

         On January 5, 2001, the Company entered into a severance agreement with William Crowley pursuant to which Mr. Crowley received a severance payment of $165,000.

         On January 5, 2001, Mr. Fowler entered into an employment agreement that provided for termination on the shorter of (i) one year, (ii) the final distribution under the Company's plan of liquidation, as proposed to be submitted to the Company's stockholders by the Board of Directors as then constituted, or (iii) the retention of a third party to coordinate a liquidation of the Company. This agreement required that Mr. Fowler commit substantially all of his time and effort to winding down the affairs of the Company in exchange for a salary of $165,000 per annum. Upon termination by the Company without cause or for death or incapacity, or termination by Mr. Fowler for good reason, the employment agreement provided for payment of all accrued salary, benefits and bonuses plus a sum equal to $160,050. On January 11, 2001, the Company released Mr. Fowler from his contract and in accordance with his employment contract issued a payment of $160,050, plus accrued benefits.

         In January 2001, the Company entered into a severance agreement with Mr. Puthukarai, in which Mr. Puthukarai and the Company agreed to terminate his employment agreement with the Company effective January 18, 2001. The Company agreed to pay Mr. Puthukarai, in a lump sum form,: (i) all of his accrued salary, bonuses and accrued benefits; (ii) a sum equal to the aggregate of the full amount, discounted by three percent (3%), of the salary which Mr. Puthukarai would have received through December 7, 2002, at the rate of $250,000 per annum; (iii) the annual bonuses which Mr. Puthukarai would have received during the remainder of his employment agreement, at the rate of the minimum guaranteed bonus of $100,000; and (iv) the equivalent of two years of life insurance premiums ("grossed-up" to account for federal and state income taxes) or $72,250. The Company also agreed to provide medical and health insurance for Mr. Puthukarai through December 7, 2002, on a basis consistent with past practices. The Company deducted from the payment the amount due to the Company, plus accrued interest, by Mr. Puthukarai pursuant to the advance of $81,519 by the Company to Mr. Puthukarai in December 1998.

         Under a non-exclusive consulting agreement between the Company and IHS Corporation, Mr. Steinberg was required to provide consulting services to the Company for not less than fifteen days in any given month. Under the agreement Mr. Steinberg was obligated to seek to obtain, on the Company's behalf, additional license agreements and content relationships with record labels in an effort to expand the Company's music library. For his services, Mr. Steinberg was paid a minimum monthly payment of $9,000. In January 2001, the Company entered into an agreement with IHS Corporation to terminate the existing consulting agreement. The termination agreement provided for a lump sum payment paid to IHS Corporation in the amount of $108,000.

         On January 16, 2001, the Board of Directors appointed three individuals, Seymour Holtzman, James Mitarotonda and Joseph Wright, Jr., to fill existing vacancies, bringing the total number of directors to seven. Such persons, along with certain other persons, had been nominated as directors by BCG Strategic Investors, LLC pursuant to a consent solicitation initiated in January 2001, which had sought, among other things, stockholder approval to elect a majority of the Company's Board of Directors. On January 12, 2001, BCG Strategic Investors, LLC and its affiliates entered into an agreement with the Company to withdraw such consent solicitation. Following the January 18, 2001 resignation of the Company's then Chairman, CEO, and President, Devarajan Puthukarai, Mr. Holtzman was named Chairman of the Company's Board of Directors, and Mr. Mitarotonda was named President and Chief Executive Officer. At the end of the standstill period under such stockholder agreement, on May 12, 2001, a BCG Strategic Investors, LLC nominee, Jesse Choper, was added to the Board of Directors. See "Description of Stockholder Agreement" above.

         Effective July 1, 2001, Barington Capital Group, L.P. has made available to the Company the services of a Barington employee to serve as the Chief Financial Officer and Secretary of the Company, and began providing the Company with the assistance of certain other Barington employees and the use of office space and administrative services provided by Barington. In consideration of the foregoing, the Company pays Barington a $5,000 monthly fee. In addition, the Company pays $5,000 per month to Mr. Mitarotonda for services performed in his capacity as President and Chief Executive Officer. Lastly, the Company pays Jewelcor Management, Inc. $5,000 per month for services performed by Mr. Holtzman, the Chairman and Chief Executive Officer of Jewelcor Management, Inc. in his capacity as Chairman of the Company.

                                  PROPOSAL FOUR

 APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

         On December 4, 2001, the Board of Directors approved, and recommended for adoption by stockholders at this Annual Meeting, an amendment to Article FIRST of the Company's Amended and Restated Certificate of Incorporation to change the name of the Company to MM Companies, Inc. For the reasons described below, the Board of Directors believes that it would be in the best interests of the Company and its stockholders to change the name of the Company. To accomplish this name change, it is necessary to amend the applicable provision of the Company's Amended and Restated Certificate of Incorporation.

                              REASONS FOR AMENDMENT

         Important and positive changes have occurred at the Company over the last year. The termination of operations of musicmaker's Internet-based custom CD-marketing business, the closing of its manufacturing facility in Virginia and corporate headquarters in New York, as well as termination of all agreements with many record companies, have prompted the Company to change its name. The Company's name does not reflect the Company's business as it exists today and the direction in which it is moving. The Board of Directors believes that changing the name of the Company is a fundamental component of its repositioning in the marketplace. After careful consideration, the Board believes that "MM Companies, Inc." better reflects the new mix of the Company's present and prospective businesses. The change of the Company's name will not affect the validity of currently outstanding stock certificates. Shareholders will not be required to surrender or exchange any stock certificates that they currently hold. The Company's ticker symbol on the over-the-counter bulletin board will continue to be "HITS.OB." The Board of Directors believes that the adoption of the proposed amendment to the Amended and Restated Certificate of Incorporation is in the best interests of the Company and the stockholders. Accordingly, the Board is proposing that Article FIRST of the Amended and Restated Certificate of Incorporation be amended to change the name of the Company to "MM Companies, Inc."

         The full text of Article FIRST of the Amended and Restated Certificate of Incorporation, as proposed to be amended, is as follows: "FIRST. The name of the corporation is `MM Companies, Inc.' (hereinafter called the `Corporation')."

         Section 242(a)(1) of the Delaware General Corporation Law provides that a corporation may amend its certificate of incorporation to change its corporate name. If Proposal Four is approved, the Company will file a certificate with the Secretary of State of the State of Delaware reflecting the changes resulting from such amendment, such changes to become effective on the filing thereof. Thereafter, the legal name of the Company will be "MM Companies, Inc." The procedures for consummation of the name change of the Company are set forth on Exhibit C hereto.

The Board of Directors recommends that stockholders vote FOR Proposal Four

Approval of Proposal Four will require the affirmative vote of a majority of the shares of the Company's Common Stock outstanding and entitled to vote thereon.

Proxies solicited by the Board of Directors will be voted FOR this proposal, unless you specify otherwise in your proxy.

                                  PROPOSAL FIVE

         APPROVAL FOR THE REDUCTION IN THE NUMBER OF AUTHORIZED SHARES.

         On December 4, 2001, the Board of Directors approved, and recommended for adoption by stockholders at this annual meeting, an amendment to Article FOURTH of the Company's Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of Common Stock to twenty-five million (25,000,000). For the reasons described below, the Board of Directors believes that it would be in the best interests of the Company and its stockholders to reduce the number of shares authorized, it is necessary to amend the applicable provision of the Company's Amended and Restated Certificate of Incorporation.

         As of April 26, 2002, the Company had 3,313,996 shares of Common Stock outstanding and no shares of preferred stock outstanding, and as of that date, the Company had approximately 68,756 shares of Common Stock reserved for issuance under options granted pursuant to the Company's stock option plan and 288,978 shares of Common Stock reserved for issuance upon the exercise of warrants. The reduction in the number of authorized shares of Common Stock is expected to result in a reduction of state franchise taxes in excess of $100,000 over the next two-and-a-half year period. The Board of Directors considers the reduced number of authorized, but unissued, shares of Common Stock available would still allow the Company to act promptly with respect to possible future financings, possible acquisitions, additional issuances under the Company's benefit plans, stock splits and other corporate purposes approved by the Board.

         The first paragraph of Article FOURTH of the Amended and Restated Certificate of Incorporation currently provides as follows:

         The Corporation shall have the authority to issue two (2) classes of shares to be designated respectively "Preferred Stock" and "Common Stock." The total number of shares of Common Stock that the Corporation shall have authority to issue is One Hundred Million (100,000,000) shares, par value $.01 per share. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is Five Million Nine Hundred Fifty-Nine Thousand Five Hundred Nine (5,959,509) shares, par value $.01.

         If the proposed amendment is approved, the first paragraph of Article FOURTH of the Amended and Restated Certificate of Incorporation would be deleted and replaced with the following:

         The Corporation shall have the authority to issue two (2) classes of shares to be designated respectively "Preferred Stock" and "Common Stock." The total number of shares of Common Stock that the Corporation shall have authority to issue is Twenty-Five Million (25,000,000) shares, par value $.01 per share. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is Five Million Nine Hundred Fifty-Nine Thousand Five Hundred Nine (5,959,509) shares, par value $.01.

         Section 242(a)(3) of the Delaware General Corporation Law provides that a corporation may amend its certificate of incorporation to increase or decrease its authorized capital stock. If Proposal Five is approved, the Company will file a certificate with the Secretary of State of the State of Delaware reflecting the changes resulting from such amendment, such changes to become effective on the filing thereof. Thereafter, the number of authorized shares of Common Stock will be Twenty-Five Million (25,000,000). The procedures for the consummation of the reduction of the number of authorized shares of Common Stock of the Company are set forth on Exhibit D hereto.

The Board of Directors recommends that stockholders vote FOR Proposal Five.

Approval of Proposal Five will require the affirmative vote of a majority of the shares of the Company's Common Stock outstanding and entitled to vote thereon.

Proxies solicited by the Board of Directors will be voted FOR this proposal, unless you specify otherwise in your proxy.

                                  PROPOSAL SIX

                     RATIFICATION OF THE APPOINTMENT OF LLP
                           AS INDEPENDENT ACCOUNTANTS

         Management has selected Ernst & Young LLP as the independent accountants to audit the books, records and accounts of the Company for the current fiscal year ending December 31, 2002, subject to ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since 1998.

         A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement, and will be available to answer questions from stockholders.

         The Board of Directors recommends that the stockholders vote "For" ratification of the appointment of Ernst & Young LLP as the Company's independent accountants.

         Approval of Proposal Six will require the affirmative vote of a majority of shares of the Company's Common Stock present or represented by proxy at the meeting and entitled to vote.

         Audit Fees. Audit Fees billed to the Company by Ernst & Young LLP during the year ended December 31, 2001 totaled $62,775 for the independent audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Forms 10-Q.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 2003 annual meeting must be received by the Company no later than January 3, 2003 in order that they may be included in the proxy statement and form of proxy relating to that meeting. Any such proposal should be addressed to the Company's Secretary and delivered to the Company's principal executive offices at c/o Barington Capital Group, L.P., 888 Seventh Avenue, 17th Floor, New York, New York 10019.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission. Based solely on a review of the copies of such reports and written representations from the reporting persons that no other reports were required, the Company believes that during the fiscal year ended December 31, 2001, its executive officers, directors and greater than 10% stockholders filed on a timely basis all reports due under Section 16(a) of the Exchange Act, except that Mr. Choper belatedly filed in April 2002 a Form 3 due in 2001.

                                  OTHER MATTERS

         There is no reason to believe that any other business will be presented at the Annual Meeting; however, if any other business should properly and lawfully come before the Annual Meeting, the proxies will vote in accordance with their best judgment.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ James A. Mitarotonda
                                    -----------------------------------
                                    James A. Mitarotonda
                                    President and Chief Executive Officer


May 3, 2002
New York, New York

Exhibit A

                                     FORM OF
                            CERTIFICATE OF AMENDMENT
                               OF THE AMENDED AND
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              MUSICMAKER.COM, INC.

         musicmaker.com, Inc.. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of musicmaker.com, Inc., resolutions were duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of the corporation, and declaring that such amendment is advisable and that such amendment should be submitted to the stockholders of the corporation for approval. The resolution setting forth the proposed amendment is as follows:

         RESOLVED, that upon approval by the requisite vote of the holders of Common Stock and the filing of the requisite certificate of amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, Article FOURTH of the Corporation's Restated Certificate of Incorporation be amended to add the following paragraph:

         Effective upon the close of business on July 12, 2002, at 6:00 p.m. (the "Effective Time"), each one (1) share of Common Stock, either issued and outstanding or held by the Corporation as treasury stock, immediately prior to the time this amendment becomes effective shall be and is hereby automatically reclassified and changed (without any further act) into one one-hundredth (1/100th) of a fully-paid and nonassessable share of Common Stock, without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued to any holder of fewer than 100 shares of Common Stock immediately prior to the time this amendment becomes effective, and that instead of issuing such fractional shares, the Corporation shall, as may be determined by the Chief Financial Officer of the Corporation, either (1) arrange for the disposition of fractional interests by those entitled thereto, by the mechanism of having (x) the transfer agent of the Corporation aggregate such fractional interests and (y) the shares resulting from the aggregation sold and (z) the net proceeds received from the sale be allocated and distributed among the holders of the fractional interests as their respective interests appear, or (2) pay in cash the fair value of such fractions of a share as of the time when this amendment becomes effective.

         SECOND: Thereafter, pursuant to resolutions of the corporation's Board of Directors, the amendment was submitted to the stockholders of the corporation for approval at a Meeting of Stockholders, and such meeting was called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware. The necessary number of shares as required by statute were voted in favor of the amendment.

         THIRD: The said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by James A. Mitarotonda, its President and Chief Executive Officer, and attested to by Melvyn Brunt, its Chief Financial Officer, as of this ___ day of
__________________.


                                         MUSICMAKER.COM, INC.


                                         By_______________________
                                           James A. Mitarotonda
                                           President and Chief Executive Officer

Attest:

---------------------------
Melvyn Brunt
Chief Financial Officer

                                     FORM OF
                            CERTIFICATE OF AMENDMENT
                               OF THE AMENDED AND
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              MUSICMAKER.COM, INC.

         musicmaker.com, Inc.. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of musicmaker.com, Inc., resolutions were duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of the corporation, and declaring that such amendment is advisable and that such amendment should be submitted to the stockholders of the corporation for approval. The resolution setting forth the proposed amendment is as follows:

         RESOLVED, that, accordingly, upon approval by the requisite vote of the holders of Common Stock and the filing of the requisite certificate of amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, immediately following completion of the Reverse Stock Split, Article FOURTH of the Corporation's Amended and Restated Certificate of Incorporation be amended to add the following paragraph:

         Effective upon the close of business on July 12, 2002, at 6:01 p.m., each one (1) share of Common Stock (as defined below), either issued and outstanding or held by the Corporation as treasury stock (and including each fractional share held by any stockholder and each fractional interest held by the Corporation or its agent pending disposition on behalf of those entitled thereto), immediately prior to the time this amendment becomes effective shall be and hereby is automatically reclassified and changed (without any further act) into one hundred (100) fully-paid and nonassessable shares of Common Stock (or, with respect to such fractional shares and interests, such lesser number of shares and fractional shares or interests as may be applicable based upon such 1 to 100 ratio), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued.

         SECOND: Thereafter, pursuant to resolutions of the corporation's Board of Directors, the amendment was submitted to the stockholders of the corporation for approval at a Meeting of Stockholders, and such meeting was called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware. The necessary number of shares as required by statute were voted in favor of the amendment.

         THIRD: The said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by James A. Mitarotonda, its President and Chief Executive Officer, and attested to by Melvyn Brunt, its Chief Financial Officer, as of this ___ day of
__________________.



                                        MUSICMAKER.COM, INC.


                                        By_______________________
                                          James A. Mitarotonda
                                          President and Chief Executive Officer
Attest:
---------------------------
Melvyn Brunt
Chief Financial Officer

Exhibit B
                                     FORM OF
                            CERTIFICATE OF AMENDMENT
                               OF THE AMENDED AND
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              MUSICMAKER.COM, INC.

         musicmaker.com, Inc.. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of musicmaker.com, Inc., resolutions were duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of the corporation, and declaring that such amendment is advisable and that such amendment should be submitted to the stockholders of the corporation for approval. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED, that Section (b) of Article SIXTH of the Amended and Restated Certificate of Incorporation be deleted and replaced with the following:

         The number of directors which shall constitute the whole Board of Directors of the corporation shall be determined in the Bylaws as provided therein. The directors of the corporation shall be elected by the stockholders entitled to vote thereon at each annual meeting of stockholders and shall hold office until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. The term of office of each director in office at the time this amendment to Section (b) of Article SIXTH of the Amended and Restated Certificate of Incorporation of the corporation becomes effective shall expire at the time of the opening of the polls for the election of directors at the next annual meeting of stockholders of the corporation held after the time this amendment to Section (b) of Article SIXTH becomes effective.

         SECOND: Thereafter, pursuant to resolutions of the corporation's Board of Directors, the amendment was submitted to the stockholders of the corporation for approval at a Meeting of Stockholders, and such meeting was called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware. The necessary number of shares as required by statute were voted in favor of the amendment.

         THIRD: The said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by James A. Mitarotonda, its President and Chief Executive Officer, and by Melvyn Brunt, its Chief Financial Officer, as of this ___ day of
__________________.



                                       MUSICMAKER.COM, INC.

                                       By_______________________
                                         James A. Mitarotonda
                                         President and Chief Executive Officer


Attest:


---------------------------
Melvyn Brunt
Chief Financial Officer

Exhibit C


                                     FORM OF
                            CERTIFICATE OF AMENDMENT
                               OF THE AMENDED AND
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              MUSICMAKER.COM, INC.

         musicmaker.com, Inc.. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of musicmaker.com, Inc., resolutions were duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of the corporation, and declaring that such amendment is advisable and that such amendment should be submitted to the stockholders of the corporation for approval. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED, that Article FIRST of the Amended and Restated Certificate of Incorporation be deleted and replaced with the following:

                  The name of the corporation is MM Companies, Inc. (the "Corporation").

         SECOND: Thereafter, pursuant to resolutions of the corporation's Board of Directors, the amendment was submitted to the stockholders of the corporation for approval at a Meeting of Stockholders, and such meeting was called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware. The necessary number of shares as required by statute were voted in favor of the amendment.

         THIRD: The said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by James A. Mitarotonda, its President and Chief Executive Officer, and attested to by Melvyn Brunt, its Chief Financial Officer, as of this ___ day of
__________________.

                                         MUSICMAKER.COM, INC.


                                         By_______________________
                                           James A. Mitarotonda
                                           President and Chief Executive Officer

Attest:

---------------------------
Melvyn Brunt
Chief Financial Officer

Exhibit D

                                     FORM OF
                            CERTIFICATE OF AMENDMENT
                               OF THE AMENDED AND
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              MUSICMAKER.COM, INC.

         musicmaker.com, Inc.. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of musicmaker.com, Inc., resolutions were duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of the corporation, and declaring that such amendment is advisable and that such amendment should be submitted to the stockholders of the corporation for approval. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED, that the first paragraph of Article FOURTH of the Amended and Restated Certificate of Incorporation be deleted and replaced with the following:

         The Corporation shall have the authority to issue two (2) classes of shares to be designated respectively "Preferred Stock" and "Common Stock." The total number of shares of Common Stock that the Corporation shall have authority to issue is Twenty-Five Million (25,000,000) shares, par value $.01 per share. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is Five Million Nine Hundred Fifty-Nine Thousand Five Hundred Nine (5,959,509) shares, par value $.01.

         SECOND: Thereafter, pursuant to resolutions of the corporation's Board of Directors, the amendment was submitted to the stockholders of the corporation for approval at a Meeting of Stockholders, and such meeting was called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware. The necessary number of shares as required by statute were voted in favor of the amendment.

         THIRD: The said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by James A. Mitarotonda, its President and Chief Executive Officer, and attested to by Melvyn Brunt, its Chief Financial Officer, as of this ___ day of
__________________.



                                         MUSICMAKER.COM, INC.


                                         By_______________________
                                           James A. Mitarotonda
                                           President and Chief Executive Officer


Attest:

---------------------------
Melvyn Brunt
Chief Financial Officer

PROXY CARD
                              MUSICMAKER.COM, INC.
                          888 Seventh Ave., 17th Floor
                            New York, New York 10019
                                  212-974-5730

         The undersigned hereby appoints James Mitarotonda and Melvyn Brunt, or either of them, as proxies with full powers of substitution, to vote all shares of the Common Stock of musicmaker.com, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on June 11, 2002 (the "Annual Meeting") and at any adjournment thereof, upon the items described in the Proxy Statement. The undersigned acknowledges receipt of notice of the meeting and the Proxy Statement.

A.   Proposal For a Reverse/Forward Stock Split  (PROPOSAL ONE)

                  FOR                                   AGAINST                                ABSTAIN
                  |_|                                     |_|                                    |_|

B.   Proposal to remove the classification of the Board of Directors (PROPOSAL TWO)

                  FOR                                   AGAINST                                ABSTAIN
                  |_|                                     |_|                                    |_|

C.   Election of (PROPOSAL THREE):

                NOMINEE                                   FOR                          WITHHOLD AUTHORITY FOR
       Seymour Holtzman                                   |_|                                    |_|
       Devarajan Puthukarai                               |_|                                    |_|
       William W. Scranton III                            |_|                                    |_|
       Irwin Steinberg                                    |_|                                    |_|
       Joseph Wright, Jr.                                 |_|                                    |_|

D.   Proposal to change the Company's name to MM Companies, Inc. (PROPOSAL FOUR)

                  FOR                                   AGAINST                                ABSTAIN
                  |_|                                     |_|                                    |_|

E.   Proposal to reduce the number of Authorized shares to 25 million (PROPOSAL FIVE)

                  FOR                                   AGAINST                                ABSTAIN
                  |_|                                     |_|                                    |_|

F.   Proposal to ratify the appointment of Ernst & Young LLP as independent accountants of the Company for the fiscal year ending December 31, 2002
     (PROPOSAL SIX)
                  FOR                                   AGAINST                                ABSTAIN

                  |_|                                     |_|                                    |_|


G. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting

                  FOR                                   AGAINST                                ABSTAIN

                  |_|                                     |_|                                    |_|

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

         This Proxy, when properly executed will be voted as directed herein. If no instructions are given, the shares represented by this proxy will be voted "FOR" the nominees set forth in PROPOSAL number 3, "FOR" PROPOSAL number 1, PROPOSAL number 2, PROPOSAL number 4, PROPOSAL number 5, and PROPOSAL number 6 and in the discretion of the proxy holders as to other business.

         Please date and sign this proxy exactly as your name appears hereon.



--------------------------------    --------------------------------------------
Date                                Signature of Owner



                                    --------------------------------------------
                                    Additional Signature of Joint Owner (if any)




                                    If stock is jointly held, each joint owner should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title.